      As filed with the Securities and Exchange Commission on January 17, 2001 Registration No. 33-9421/811-5526
--------------------------------------------------------------------------------

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

           |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      |_| Pre-Effective Amendment No.  |X| Post-Effective Amendment No. 1
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:
                          MUTUAL FUND INVESTMENT TRUST

                         Area Code and Telephone Number:
                                 1-800-5-CHASE-0

                     Address of Principal Executive Offices:
                           1211 Avenue of the Americas
                                   41st Floor
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                  LISA HURLEY
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   Copies to:

          ANDRE W. BREWSTER, ESQ.                     CYNTHIA G. COBDEN, ESQ.
   Howard, Rice, Nemerovski, Canady, Falk &         Simpson Thacher & Bartlett
      Rabkin, A Professional Corporation               425 Lexington Avenue
         Three Embarcadero Center                      New York, NY 10017-3954
               Seventh Floor
         San Francisco, CA 94111-4065

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33-9421/811-5526) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended December 31, 1999 was filed on March 19, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                          MUTUAL FUND INVESTMENT TRUST
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)

ITEM NO.                                                                 HEADING
--------                                                                 -------

PART A
------
1.    Beginning of Registration Statement and Outside
      Front Cover Page of Prospectus ................................... Cover Page

2.    Beginning and Outside Back Cover Page of
      Prospectus ....................................................... Table of Contents
3.    Synopsis and Risk Factors ........................................ Summary; Risk Factors
4.    Information About the Transaction ................................ Summary; Information Relating to the
                                                                         Proposed Reorganization
5.    Information About the Registrant ................................. Summary; Information Relating to the
                                                                         Proposed Reorganization; Investment
                                                                         Policies; Additional Information About
                                                                         Chase Vista H&Q IPO Fund
6.    Information About the Company Being Acquired ..................... Summary; Information Relating to the
                                                                         Proposed Reorganization; Investment
                                                                         Policies; Additional Information About
                                                                         H&Q IPO Fund
7.    Voting Information ............................................... Summary; Information Relating to Voting
                                                                         Matters
8.    Interest of Certain Persons and Experts .......................... Information Relating to Voting Matters
PART B
------
9.    Additional Information Required for Reofferings
      by Persons Deemed to be Underwriters ............................. Inapplicable
10.   Cover Page ....................................................... Statement of Additional Information; Cover
                                                                         Page
11.   Table of Contents ................................................ Table of Contents
12.   Additional information About the Registrant ...................... Statement of Additional Information dated
                                                                         January 17, 2001
13.   Additional Information about the Company
      Being Acquired ................................................... Inapplicable
14.   Financial Statements ............................................. Financial Statements

PART C
------
Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                        H&Q IPO & EMERGING COMPANY FUND
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                                                January 17, 2001

Dear Shareholder:

    At Chase H&Q, our most valuable asset is you, our trusted mutual fund shareholder, and we are always looking for ways to help you reach your investment goals.

    As part of our commitment to you, the H&Q IPO & Emerging Company Fund's Trustees are recommending a proposed reorganization of the Fund into the Chase Vista Funds family. If approved by shareholders, the Trustee's believe shareholders will benefit from this reorganization by incorporating the Fund into the larger Chase Vista Funds family, which includes the award winning Chase Vista shareholder services center.

    For your review, we have included proxy materials and other important information about your Trustees' recommendation. The Trustees are recommending shareholders approve the reorganization. Please read all of the information carefully and sign and return the enclosed proxy card as soon as possible. A postage-paid envelope is enclosed for your convenience.

    On February 15, 2001, we will hold a special shareholder's meeting to consider the Trustee's recommendation. You are welcome to attend this meeting, but many of our shareholders prefer to vote by proxy. You may also call toll free or vote online using the website address and phone number on the enclosed proxy card. Your vote is extremely important to us, regardless of the number of shares you own.

    As always, do not hesitate to call at the Chase H&Q Service Center at 1-877-613-7975 should you have any questions. We appreciate your trust and we look forward to serving your investment needs for many years to come.

                                                    Sincerely,

                                                    /s/ Sarah E. Jones

                                                    Sarah E. Jones
                                                    President

    PLEASE REVIEW THE ENCLOSED COMBINED PROSPECTUS/PROXY STATEMENT ENCLOSED WITH THIS LETTER.

    INVESTMENTS IN THE FUND ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK. THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                                ONE BUSH STREET
                        SAN FRANCISCO, CALIFORNIA 94104
                                                                January 17, 2001

Dear Shareholder:

    A special meeting of the shareholders of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), will be held on February 15, 2001 at 11:00 a.m. (Eastern time). Formal notice of the meeting appears on the following pages, followed by materials regarding the meeting.

    At the special meeting (the "Meeting"), shareholders of H&Q IPO Fund will be asked to consider and vote upon the proposed reorganization of H&Q IPO Fund into the newly-created Chase Vista H&Q IPO & Emerging Company Fund ("Chase Vista H&Q IPO Fund") of Mutual Fund Investment Trust ("MFIT") and related matters (collectively, the "Reorganization"). Chase Vista H&Q IPO Fund will have substantially similar investment objectives, policies and restrictions as H&Q IPO Fund, and the day-to-day portfolio management will continue to be performed by Symphony Asset Management, LLC ("Symphony"). The Reorganization has been proposed in connection with the recent acquisition of the Hambrecht & Quist Group, the indirect parent of the investment adviser for H&Q IPO Fund, by an affiliate of The Chase Manhattan Bank ("Chase"). After the Reorganization, Chase Vista H&Q IPO Fund will own exactly the same assets H&Q IPO Fund owned immediately prior to the Reorganization and former shareholders of H&Q IPO Fund will be shareholders of Chase Vista H&Q IPO Fund. If approval of the Reorganization is obtained, you will automatically receive shares in the new Chase Vista H&Q IPO Fund.

    After the proposed Reorganization, your investment would be in a substantially similar fund that is part of a larger fund family, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size may offer. H&Q Shareholders may benefit by receiving improved services from the many experienced professionals associated with Chase's mutual funds (including outside service providers). This could include improved compliance, monitoring and administration. In addition, Chase has agreed to limit expenses paid by the new Fund for one year. H&Q Shareholders may also benefit from improved shareholder servicing, such as a more convenient service center and a more informative website. The Chase funds also provide a broad distribution network, which could enable the Chase Vista H&Q IPO Fund to attract additional assets more quickly. Finally, the Reorganization would enable all shareholders (including holders of Class A shares and Class B shares) of Chase Vista H&Q IPO Fund to exchange all or part of their investment in Chase Vista H&Q IPO Fund for an investment in one or more portfolios managed by Chase--without paying an additional sales load.

    The current investment adviser for H&Q IPO Fund is Hambrecht & Quist Fund Management, LLC ("H&Q Management"), and the sub-adviser for H&Q IPO Fund is Symphony. After the proposed Reorganization, the investment adviser for Chase Vista H&Q IPO Fund would be Chase Fleming Asset Management (USA) Inc. ("CFAM"), with Symphony acting as sub-adviser to CFAM.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization, a comparison of Chase Vista H&Q IPO Fund and H&Q IPO Fund and a description of MFIT. The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by H&Q IPO Fund, Chase Vista H&Q IPO Fund or any of their shareholders. Please read the enclosed materials carefully.

    The Proposal has been carefully reviewed by the Trustees of H&Q Trust, which have approved the Proposal.

    THE TRUSTEES OF H&Q TRUST RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

    A proxy card or cards are enclosed for your use in the shareholder meeting. These cards represent shares you held for each class of H&Q IPO Fund as of the record date, December 15, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARDS IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on February 15, 2001. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting. Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-877-613-7975.

                                                    Sincerely,

                                                    /s/ Sarah E. Jones

                                                    Sarah E. Jones
                                                    President

    SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

COMMONLY ASKED QUESTIONS

WHY IS THE REORGANIZATION BEING RECOMMENDED?

    The Reorganization is being proposed to increase operational and administrative efficiencies by bringing the H&Q IPO Fund into a larger fund family. H&Q Shareholders may benefit by receiving improved services from the many experienced professionals associated with Chase's mutual funds (including outside service providers). This could include improved compliance, monitoring and administration. In addition, Chase has agreed to limit expenses paid by the new Fund for one year. H&Q Shareholders may also benefit from improved shareholder servicing, such as a more convenient service center and a more informative website. The Chase Vista funds also provide a broad distribution network, which could enable the Chase Vista H&Q IPO Fund to attract additional assets more quickly. (However, it is important to note that since the H&Q IPO Fund invests primarily in initial public offerings and other emerging company securities, it may at times have difficulty identifying sufficient investment opportunities.) Finally, the Reorganization would enable all shareholders (including holders of Class A shares and Class B shares) of Chase Vista H&Q IPO Fund to exchange all or part of their investment in Chase Vista H&Q IPO Fund for an investment in one or more portfolios managed by Chase--without paying an additional sales load.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    Under the Reorganization, H&Q IPO Fund would transfer all of its assets and liabilities to a newly created portfolio of MFIT, and would receive, in exchange, shares of the new portfolio (which will be called Chase Vista H&Q IPO
Fund). H&Q IPO Fund would then be liquidated and the shares of Chase Vista H&Q IPO Fund would be distributed to shareholders such as yourself. Holders of Common Class and Class A shares of H&Q IPO Fund would receive Class A shares of Chase Vista H&Q IPO Fund (but would not pay a sales load); and holders of Class B shares of H&Q IPO Fund would receive Class B shares of Chase Vista H&Q IPO Fund. After the Reorganization, you would own shares in Chase Vista H&Q IPO Fund rather than H&Q IPO Fund.

    The Reorganization would result in the Board of Trustees of MFIT having oversight of your fund as opposed to the Trustees of H&Q Trust. In addition, shareholders of Chase Vista H&Q IPO Fund would vote together with shareholders of all the other portfolios of MFIT in future elections of trustees, approvals of independent accountants and certain other matters. This would significantly reduce the strength of your vote in connection with such matters because of the large number of shareholders in MFIT's other portfolios.

HOW WILL THE ADOPTION OF THIS PROPOSAL AFFECT MY INVESTMENT?

    Approval and consummation of the Reorganization would not affect your economic interest in H&Q IPO Fund's underlying portfolio of assets. You would merely own shares with an equivalent dollar value in a corresponding investment portfolio of MFIT rather than of H&Q Trust. You would continue to be able to purchase or redeem your investment on a daily basis. Also, Chase Vista H&Q IPO Fund will have substantially similar investment objectives, policies and restrictions as those of H&Q IPO Fund.

WILL THERE BE ANY CHANGE IN THE MANAGER OF MY INVESTMENT?

    Symphony will manage the day-to-day investment activities of Chase Vista H&Q IPO Fund, just as it does now for H&Q IPO Fund. In order to achieve consistency with the other registered investment companies managed by Chase and its affiliates, Symphony would perform its role as a sub-adviser to CFAM rather than H&Q Management.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    The pre-waiver total expense ratios for current H&Q Shareholders are anticipated to be lower after the Reorganization. In addition, Chase has agreed to ensure that the post-waiver total expense ratios generally do not exceed 1.35% for holders of Class A shares of Chase Vista H&Q IPO Fund and 2.05% for holders of Class B shares of Chase Vista H&Q IPO Fund for at least one year after the Reorganization. However, if the total net assets for Chase Vista H&Q IPO Fund are reduced below $150 million during that one-year period, Chase has agreed only to ensure that such expense ratios do not exceed 1.60% for holders of Class A shares and 2.30% for holders of Class B shares for the remainder of such period. Under H&Q IPO Fund's current advisory agreements, H&Q is not required to limit any expenses. As of December 29, 2000, H&Q IPO Fund had approximately $227 million in net assets.

    Expenses related to the purchase, redemption and exchange of Chase Vista H&Q IPO Fund Shares are generally similar to those of H&Q IPO Fund; however, there are a number of important differences. For example, while holders of Class A shares will not have to pay a sales load on Class A shares received in the

Reorganization, they will have to pay sales load (up to 5.75%, depending on the size of the purchase) on additional Class A shares that they buy in the future. In H&Q IPO Fund, the maximum sales load is 5.50%. Holders of Common
Class shares will, however, be able to purchase additional Class A shares without paying a load. For holders of Class B shares, the time period after which Class B shares convert to Class A shares if such shares are received in the Reorganization will remain at five years. However, if such shareholders purchase additional Class B shares in the future, the conversion period on such Class B shares will be eight years. In addition, the calculation of the contingent deferred sales charge upon the redemption of Class B shares will be different. Finally, there are certain differences in minimum investment requirements.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either H&Q IPO Fund or Chase Vista H&Q IPO Fund (or shareholders of either fund).

HOW WILL SHAREHOLDER SERVICES CHANGE?

    Chase Vista H&Q IPO Fund shareholders will be able to obtain fund information 24 hours a day by using Tele-Vista, MFIT's Voice Response Unit available at 1-800-5-CHASE-0. Such shareholders will also be able to obtain fund information on the Chase Vista funds website. The transfer agent and distributor of Chase Vista H&Q IPO Fund will be DST Systems, Inc., and Vista Fund Distributors, Inc., respectively. These entities currently serve in those capacities for all of MFIT's portfolios.

WHAT IF I DO NOT VOTE OR I VOTE AGAINST THE REORGANIZATION, YET APPROVAL TO THE REORGANIZATION IS OBTAINED?

    The Reorganization will be implemented and you will automatically receive shares in the new Chase Vista H&Q IPO Fund.

AS A HOLDER OF SHARES OF H&Q IPO FUND, WHAT DO I NEED TO DO?

    Please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement. Your vote is important!

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. To ensure that your vote is counted, I strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

HOW WILL THE CHASE--J.P. MORGAN MERGER AFFECT MY INVESTMENT?

    The parent company of Chase, The Chase Manhattan Corporation, recently merged with J.P. Morgan & Co. Incorporated to form J.P. Morgan Chase & Co. The merger is not expected to have any material adverse effect on shareholders in the new Chase Vista H&Q IPO Fund or the day-to-day management of the fund.

                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                                ONE BUSH STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 15, 2001

To the Shareholders of H&Q IPO & Emerging Company Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders
("Shareholders") of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), will be held at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036, on February 15, 2001 at 11:00 a.m. (Eastern time), for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between H&Q Trust, on behalf of H&Q IPO Fund, and the Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Vista H&Q IPO & Emerging Company Fund ("Chase Vista H&Q IPO Fund"), and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of H&Q IPO Fund to Chase Vista H&Q IPO Fund, a newly-created series of MFIT ("Chase Vista H&Q IPO Fund") in exchange for (i) Class A Shares of Chase Vista H&Q IPO Fund (the "Class A Shares") and (ii) Class B Shares of Chase Vista H&Q IPO Fund (the "Class B Shares" and, together with Class A Shares, the "Chase Vista H&Q IPO Fund Shares"); and (b) the distribution of such Chase Vista H&Q IPO Fund Shares to the Shareholders of H&Q IPO Fund in exchange for all outstanding shares of H&Q IPO Fund.

 ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     YOUR H&Q IPO FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

    The proposed reorganization and related matters are described in the attached Combined Prospectus/ Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on December 15, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

    SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS THAT ARE BEING SOLICITED BY THE TRUSTEES OF H&Q TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO H&Q IPO FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                     Colleen McCoy
                                     Secretary

    January 17, 2001

                      COMBINED PROSPECTUS/PROXY STATEMENT
                             DATED JANUARY 17, 2001

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                                ONE BUSH STREET
                            SAN FRANCISCO, CA 94104

                        BY AND IN EXCHANGE FOR SHARES OF
                  CHASE VISTA H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                         41ST FLOOR NEW YORK, NY 10036
                                (800) 5-CHASE-0

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund") into a newly-created series of Mutual Fund Investment Trust ("MFIT"). If approved by the shareholders of H&Q IPO Fund (the "H&Q Shareholders"), the proposed reorganization would be effected by transferring all of the assets and liabilities of H&Q IPO Fund, which is currently a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), to a series of MFIT having substantially similar investment objectives and policies as H&Q IPO Fund in exchange for shares in such new series (the "Reorganization"). MFIT is an open-end management investment company offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. The new series of MFIT will be known as Chase Vista H&Q IPO & Emerging Company Fund ("Chase Vista H&Q IPO Fund" and, together with H&Q IPO Fund, the "Funds," and each a "Fund")).

    Under the proposed Reorganization, each H&Q Shareholder would receive shares (the "Chase Vista H&Q IPO Fund Shares") in Chase Vista H&Q IPO Fund with a value equal to such H&Q Shareholder's holdings in H&Q IPO Fund. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund would receive Class A Shares (the "Class A Shares") in Chase Vista H&Q IPO Fund, and holders of Class B Shares in H&Q IPO Fund would receive Class B Shares (the "Class B Shares") in Chase Vista H&Q IPO Fund. As a result of the proposed Reorganization, current H&Q Shareholders will become shareholders in Chase Vista H&Q IPO Fund (the "Chase Vista H&Q Shareholders"). H&Q Trust then will be de-registered under the Investment Company Act of 1940 (the "1940 Act") and dissolved under state law.

    MFIT is registered as an open-end management investment company under the 1940 Act and currently has 11 series of mutual fund portfolios. H&Q IPO Fund is the only portfolio in H&Q Trust. Hambrecht & Quist Fund Management, LLC ("H&Q Management") currently serves as investment adviser to H&Q IPO Fund, and Symphony Asset Management, LLC ("Symphony") serves as sub-adviser for H&Q Management. Pursuant to an acquisition of Hambrecht & Quist Group, H&Q Management became a wholly-owned indirect subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") (formerly The Chase Manhattan Corporation), the parent of The Chase Manhattan Bank ("Chase"). Following the proposed Reorganization, Chase Fleming Asset Management (USA) Inc. ("CFAM"), an affiliate of Chase, would be the investment adviser to the newly created Chase Vista H&Q IPO Fund and Symphony would be the sub-adviser to CFAM. Chase Vista H&Q IPO Fund intends to conduct investment operations substantially as H&Q IPO Fund conducted its investment operations, all as described in this Combined Prospectus/Proxy Statement.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between MFIT, on behalf of H&Q IPO Fund, and H&Q Trust, on behalf of Chase Vista H&Q IPO Fund, attached hereto as Appendix A.

    The Trustees for H&Q Trust are soliciting proxies in connection with a Special Meeting (the "Meeting") of H&Q Shareholders to be held on February 15, 2001 at 11:00 a.m. (Eastern time) at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York 10036, at which meeting H&Q Shareholders will be asked to consider and approve the proposed Reorganization Plan and the transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of H&Q IPO Fund for the meeting of H&Q Shareholders and as MFIT's prospectus for Chase Vista H&Q IPO Fund Shares that have been registered with the Securities and Exchange Commission (the "SEC") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFIT that a prospective investor should know before voting on the Reorganization Plan (and related transactions). The current prospectuses for H&Q IPO Fund (the "H&Q Prospectus") and the current Statement of Additional Information for H&Q IPO Fund (the "H&Q Statement of Additional Information") are incorporated herein by reference. Although shares of the Chase Vista H&Q IPO Fund are not expected to be registered with the SEC until the beginning of 2001, a copy of the preliminary prospectus (the "Chase Vista H&Q IPO Fund Prospectus") for Chase Vista H&Q IPO Fund is incorporated by reference and is enclosed with this Combined Prospectus/Proxy Statement. A preliminary statement of additional information dated January 17, 2001 containing additional information about Chase Vista H&Q IPO Fund (the "Chase Vista H&Q IPO Fund Statement of Additional Information") and a statement of additional information dated January 17, 2001 regarding the Reorganization (the "Reorganization Statement of Additional Information" and, together with the Chase Vista H&Q IPO Fund Statement of Additional Information and the H&Q Statement of Additional Information, the "Statements of Additional Information") have been filed with the SEC and are incorporated by reference into this Combined Prospectus/Proxy Statement. Copies of the Statements of Additional Information may be obtained without charge by writing to either MFIT or H&Q Trust at its respective address noted above or by calling 1-800-5-CHASE-0 or 1-877-613-7975.

    This Combined Prospectus/Proxy Statement is expected to be sent to Shareholders on or about January 17, 2001.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFIT OR H&Q TRUST.

    INVESTMENTS IN CHASE VISTA H&Q IPO FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN CHASE VISTA H&Q IPO FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
SUMMARY...........................................     1
COMPARATIVE FEE AND EXPENSE TABLES................     4
RISK FACTORS......................................     6
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     8
INVESTMENT POLICIES...............................    10
PURCHASES, REDEMPTIONS AND EXCHANGES..............    15
DISTRIBUTIONS AND TAXES...........................    19
COMPARISON OF THE ORGANIZATIONAL STRUCTURE OF H&Q
 IPO FUND AND CHASE VISTA H&Q IPO FUND............    19
INFORMATION RELATING TO THE ADVISORY AGREEMENTS...    22
INFORMATION RELATING TO THE MFIT BOARD AND
 OFFICERS.........................................    24
INFORMATION RELATING TO VOTING MATTERS............    26
ADDITIONAL INFORMATION ABOUT MFIT.................    28
ADDITIONAL INFORMATION ABOUT H&Q IPO FUND.........    28
FINANCIAL STATEMENTS AND EXPERTS..................    29
OTHER BUSINESS....................................    29
LITIGATION........................................    29
SHAREHOLDER INQUIRIES.............................    29
APPENDIX A--AGREEMENT AND PLAN OF
 REORGANIZATION...................................   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a portfolio of Hambrecht & Quist Fund Trust ("H&Q Trust"), an open-end management investment company, in connection with the solicitation by the Trustees (the "H&Q Trustees") of H&Q Trust of proxies to be used at a Special Meeting of Shareholders of H&Q IPO Fund to be held on February 15, 2001 at 11:00 a.m. (Eastern time) at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about January 17, 2001.

    At the Meeting, H&Q IPO Fund shareholders (the "H&Q Shareholders") will consider and vote upon an Agreement and Plan of Reorganization (the "Reorganization Plan") to be signed by H&Q Trust, on behalf of H&Q IPO Fund, and Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Vista H&Q IPO & Emerging Company Fund (the "Chase Vista H&Q IPO Fund"), pursuant to which all of the assets and liabilities of H&Q IPO Fund will be transferred to Chase Vista H&Q IPO Fund in exchange for shares (the "Chase Vista H&Q IPO Fund Shares") of Chase Vista H&Q IPO Fund. As a result of this transaction (the "Reorganization"), H&Q Shareholders will become shareholders of Chase Vista H&Q IPO Fund and will receive Chase Vista H&Q IPO Fund Shares equal in value to their holdings in H&Q IPO Fund on the date of the Reorganization. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund would receive Class A Shares ("Class A Shares") in Chase Vista H&Q IPO Fund, and holders of Class B Shares in H&Q IPO Fund would receive Class B Shares ("Class B Shares") in Chase Vista H&Q IPO Fund. Further information relating to Chase Vista H&Q IPO Fund is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal."

              THE H&Q TRUSTEES HAVE RECOMMENDED THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

    Following the Reorganization, the investment adviser to Chase Vista H&Q IPO Fund will be Chase Fleming Asset Management (USA) Inc. ("CFAM"), an affiliate of The Chase Manhattan Bank ("Chase") and the investment sub-adviser to CFAM (responsible for the day-to-day operations of the portfolio) will be Symphony Asset Management, LLC ("Symphony"). Symphony currently serves as sub-adviser and manages the day-to-day operations of H&Q IPO Fund.

    Approval of the Reorganization Plan requires the affirmative vote of H&Q Shareholders holding a majority of each class of the outstanding shares (the "H&Q Shares") in H&Q IPO Fund. If the Reorganization is not approved by holders of each class of H&Q Shares, the Reorganization will not be implemented and the H&Q Trustees will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the H&Q Prospectus, the Chase Vista H&Q IPO Fund Prospectus, the Statements of Additional Information, H&Q IPO Fund's most recent Annual Report to Shareholders, and the Reorganization Plan attached to this Combined Prospectus/ Proxy Statement as Appendix A. H&Q IPO Fund's most recent Annual Report to Shareholders is enclosed with this Combined Prospectus/Proxy Statement. Each Statement of Additional Information can be obtained free of charge by calling 1-877-613-7975 or 1-800-5-CHASE-0 or writing 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036.

PROPOSED TRANSACTION

    GENERAL. Pursuant to the proposed Reorganization Plan, H&Q IPO Fund will transfer all of its assets and liabilities to Chase Vista H&Q IPO Fund in exchange for the Chase Vista H&Q IPO Fund Shares. Prior to the Reorganization, Chase Vista H&Q IPO Fund will have no assets or liabilities. After the Reorganization, Chase Vista H&Q IPO Fund will have the same assets and liabilities that H&Q IPO Fund had prior to the Reorganization. Chase Vista H&Q IPO Fund is a new portfolio of MFIT, an open-end management investment company offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. H&Q IPO Fund is the only existing portfolio of H&Q Trust, also an open-end management investment company.

    Under the proposed Reorganization, each H&Q Shareholder will receive a number of Chase Vista H&Q IPO Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's H&Q IPO Fund Shares on such date. Holders of Common Class Shares or Class A Shares in H&Q IPO Fund would receive Class A Shares in Chase Vista H&Q IPO Fund, and holders of Class B Shares in H&Q IPO Fund would receive Class B Shares in Chase Vista H&Q IPO Fund. Therefore, following the proposed Reorganization, H&Q Shareholders will be shareholders of Chase Vista H&Q IPO Fund. H&Q Trust will then be de-registered under the Investment Company Act of 1940 (the "1940 Act") and dissolved under state law.

    INVESTMENT POLICIES. Chase Vista H&Q IPO Fund will have substantially similar investment objectives, policies and restrictions to H&Q IPO Fund. In addition, Chase Vista H&Q IPO Fund will have purchase, redemption and dividend policies similar to H&Q IPO Fund.

    COMMON CLASS SALES CHARGES. Holders of Common Class shares in H&Q IPO Fund receiving Class A Shares in Chase Vista H&Q IPO Fund would not pay a sales load on shares received in the Reorganization. Those shareholders also would not have to pay a sales load on additional Class A Shares purchased in the future.

    CLASS A SALES CHARGES. Holders of Class A shares in H&Q IPO Fund receiving Class A Shares in Chase Vista H&Q IPO Fund would not pay a sales load on shares received in the Reorganization, but they would have to pay a sales load (which may be higher) on additional Class A Shares purchased in the future.

    CLASS B DEFERRED SALES CHARGES. Holders of Class B shares in H&Q IPO Fund receiving Class B Shares in Chase Vista H&Q IPO Fund will not pay a sales load on shares received in the Reorganization nor will the deferred sales charge change for such shares. However, the deferred sales charge rate will be different (and, in some cases, higher) and the conversion period will be longer for additional Class B Shares purchased in the future in Chase Vista H&Q IPO Fund.

    EXPENSE RATIOS. The pre-waiver total expense ratios for current H&Q Shareholders are anticipated to be lower after the Reorganization. In addition, Chase has agreed to ensure that the post-waiver total expense ratios generally do not exceed 1.35% for holders of Class A shares of Chase Vista H&Q IPO Fund and 2.05% for holders of Class B shares of Chase Vista H&Q IPO Fund for at least one year after the Reorganization. However, if the total net assets for Chase Vista H&Q IPO Fund are reduced below $150 million during that one-year period, Chase has agreed only to ensure that such expense ratios do not exceed 1.60% for holders of Class A shares and 2.30% for holders of Class B shares for the remainder of such period. Under H&Q IPO Fund's current advisory agreements, H&Q is not required to limit any expenses. As of December 29, 2000, H&Q IPO Fund had approximately $227 million in net assets.

    TRUSTEES' APPROVAL. Based upon their evaluation of the information presented to them, the H&Q Trustees, including in each case a majority of their members who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Reorganization is in the best interests of the H&Q IPO Fund's shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization.

INVESTMENT ADVISERS

    The investment advisers to H&Q IPO Fund are H&Q Management and Symphony. H&Q Management is, as a result of a recent acquisition, an affiliate of Chase. CFAM will serve as investment adviser to Chase Vista H&Q IPO Fund and Symphony will serve as the sub-investment adviser to CFAM. Symphony, as sub-adviser, will manage Chase Vista H&Q IPO Fund on a day-to-day basis, including making investment decisions for the Fund. Ross Sakamoto will continue to be the portfolio manager for Chase Vista H&Q IPO Fund. Therefore, the same portfolio manager at Symphony that manages H&Q IPO Fund immediately prior to the proposed Reorganization will manage Chase Vista H&Q IPO Fund immediately following the proposed Reorganization.

REASONS FOR THE REORGANIZATION

    The Reorganization is being proposed to increase operational and administrative efficiencies by bringing H&Q IPO Fund into a larger fund family. H&Q Shareholders may benefit by receiving improved services from the many experienced professionals associated with Chase's mutual funds (including outside service providers). This could include improved compliance, monitoring and administration. In addition, Chase has agreed to limit expenses paid by the new Fund for one year. H&Q Shareholders may also benefit from improved shareholder servicing, such as a more convenient service center and a more informative website. The Chase funds also provide a broad distribution network, which could enable the Chase Vista H&Q IPO

Fund to attract additional assets more quickly. (However, it is important to note that since the Fund invests primarily in initial public offerings and other emerging companies, it may at times have difficulty identifying sufficient investment opportunities.) Finally, the Reorganization would enable all shareholders (including holders of Class A shares and Class B shares) of Chase Vista H&Q IPO Fund to exchange all or part of their investment in Chase Vista H&Q IPO Fund for an investment in one or more portfolios managed by Chase--without paying an additional sales load.

FEDERAL INCOME TAX CONSEQUENCES

    Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, counsel to H&Q IPO Fund, H&Q Management and Chase Securities Inc., the current distributor of the H&Q IPO Fund, will issue an opinion (based on certain factual representations and assumptions) as of the effective time of the Reorganization that (i) the exchange will not give rise to the recognition of income, gain or loss for federal income tax purposes to H&Q IPO Fund, Chase Vista H&Q IPO Fund or their respective shareholders; (ii) an exchanging shareholder's holding period and tax basis in the Chase Vista H&Q IPO Fund Shares will be the same as the holding period and tax basis in such shareholder's shares of H&Q IPO Fund (provided such shares were held as a capital asset on the date of the Reorganization); and (iii) the holding period and tax basis of those assets transferred to Chase Vista H&Q IPO Fund pursuant to the Reorganization will be the same as the holding period and tax basis of such assets immediately prior to the Reorganization in the hands of H&Q IPO Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of Chase Vista H&Q IPO Fund will be to seek capital appreciation. That objective is identical to the objective of H&Q IPO Fund. H&Q IPO Fund's investment policies and restrictions are substantially similar to those of Chase Vista H&Q IPO Fund. See "Investment Policies."

PRINCIPAL RISKS OF INVESTING IN CHASE VISTA H&Q IPO FUND

    Because of the similarities of investment objectives, policies and restrictions for H&Q IPO Fund and Chase Vista H&Q IPO Fund, the risks associated with an investment in H&Q IPO Fund are generally the same as those associated with an investment in Chase Vista H&Q IPO Fund, as described more fully below. These investment risks, in general, are those typically associated with investing in a managed portfolio of equity securities, including fluctuations in individual stock prices as well as general market volatility. Investments in IPOs and companies with small capitalizations offer certain special risks. For example, companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. In addition, Chase Vista H&Q IPO Fund may invest in securities of foreign issuers and various derivative transactions that entail unique risks. See "Risk Factors."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

    Vista Fund Distributors, Inc. ("VFD"), a wholly owned, indirect subsidiary of BISYS Fund Services, will be the distributor for Chase Vista H&Q IPO Fund. VFD is unaffiliated with Chase and serves as distributor for a number of Chase portfolios. Chase Securities Inc. ("CSI"), an affiliate of Chase, is the distributor for H&Q IPO Fund.

    PFPC Inc. ("PFPC") serves as administrator, fund accountant and dividend disbursing and transfer agent for H&Q IPO Fund and will act as administrator and fund accountant for Chase Vista H&Q IPO Fund on substantially similar terms and conditions. DST Systems, Inc. ("DST") will be the transfer agent for Chase Vista H&Q IPO Fund.

    PFPC Trust Company, Inc. ("PFPC Trust") serves as custodian for H&Q IPO Fund and will serve as custodian for Chase Vista H&Q IPO Fund on substantially similar terms and conditions.

    PricewaterhouseCoopers LLP ("PwC") serves as both Funds' independent accountant.

ORGANIZATION

    Chase Vista H&Q IPO Fund will be organized as a new series of MFIT, a Massachusetts business trust. H&Q IPO Fund is organized as a series of H&Q Trust, a Delaware business trust. For a summary of some of the differences between a Massachusetts business trust and a Delaware business trust, as well as other differences between the two Funds' organizational structures, see "Comparison of H&Q IPO Fund and Chase Vista H&Q IPO Fund's Organizational Structure."

    H&Q Trust is governed by the H&Q Trustees. MFIT is governed by a different set of trustees (the "MFIT Board"). After the Reorganization, your investment will be governed by the MFIT Board. Because shareholders of Chase Vista H&Q IPO Fund would vote together with shareholders of all of the other portfolios of MFIT on certain matters, the ability of shareholders of Chase Vista H&Q IPO Fund to elect Trustees and to act on certain other corporate matters would not be as great as that of shareholders of H&Q IPO Fund with respect to H&Q Trust. This would significantly reduce the strength of each such shareholder's vote in connection with such matters, because of the large number of shares and shareholders in MFIT's other portfolios.

PURCHASES, REDEMPTIONS AND EXCHANGES

    Procedures for the purchase, redemption and exchange of Chase Vista H&Q IPO Fund Shares are described under "Purchases, Redemptions and Exchanges." The procedures are generally similar to those of H&Q IPO Fund; however, there are a number of important differences. For example, while holders of Class A shares will not have to pay a sales load on Class A Shares received in the Reorganization, they will have to pay a sales load (up to 5.75%, depending on the size of the purchase) on additional Class A Shares that they buy in the future. In H&Q IPO Fund, the maximum sales load is 5.50%. Holders of Common Class shares will, however, be able to purchase Class A Shares without paying a load. For holders of Class B shares, the time period after which Class B Shares convert to Class A shares if such shares are received in the Reorganization will remain at five years. However, if such shareholders purchase additional Class B Shares in the future, the conversion period for such Class B Shares will be eight years. In addition, the calculation of the contingent deferred sales charge upon the redemption of Class B Shares will be different. Finally, there are certain differences in minimum investment requirements.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The tables below show information regarding the expected fees and expenses for H&Q IPO Fund based on current asset levels and Chase Vista H&Q IPO Fund based on pro forma asset levels. Under the proposed Reorganization, holders of Common Class and Class A shares in H&Q IPO Fund would receive Class A Shares in Chase Vista H&Q IPO Fund and holders of Class B shares in H&Q IPO Fund would receive Class B Shares in Chase Vista H&Q IPO Fund.

    The tables below indicate that the pre-waiver total expense ratios for current H&Q Shareholders are anticipated to be lower after the Reorganization, assuming that the asset level for the new Fund does not substantially decrease. In addition, Chase has agreed to ensure that the post-waiver total expense ratio generally does not exceed 1.35% for holders of Class A shares of Chase Vista H&Q IPO Fund and 2.05% for holders of Class B shares of Chase Vista H&Q IPO Fund for at least one year after the Reorganization. However, if the total net assets for Chase Vista H&Q IPO Fund are reduced below $150 million during that one-year period, Chase has agreed only to ensure that such expense ratios do not exceed 1.60% for holders of Class A shares and 2.30% for holders of Class B shares for the remainder such period. Under H&Q IPO

Fund's current advisory agreements, H&Q is not required to limit any expenses. As of December 29, 2000, H&Q IPO Fund had approximately $227 million in net assets.

                                      EXPENSE RATIOS FOR H&Q IPO FUND
                                     ----------------------------------
                                        COMMON      CLASS A    CLASS B
                                     CLASS SHARES   SHARES     SHARES
                                     ------------  ---------  ---------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when
  you buy shares, shown as a
  percentage of the offering price     None         5.50%      None
Maximum Deferred Sales Charge when
  you sell shares, shown as a
  percentage of lower of original
  purchase price or redemption
  proceeds                             None         None       5.00%
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  ASSETS, SHOWN AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
Management Fees                          0.65%       0.65%      0.65%
Distribution (12b-1) Fees                0.25%       0.30%      1.00%
Other Expenses#                          0.37%       0.27%      0.27%
                                         ----        ----       ----
Total#                                   1.27%       1.22%      1.92%
                                         ====        ====       ====

---------------------

  # Expense ratios for H&Q IPO Fund are based on expenses incurred over the past fiscal year. However, Other Expenses and Total Expenses have been restated to reflect asset levels of approximately $227 million in the Fund as of December 29, 2000. Net assets for the fiscal year ended September 30, 2000 were $464 million and average asset levels were significantly higher than current asset levels. Without restating the other expenses, the total expense ratios would have been 1.21% for the Common Class shares, 1.20% for the Class A shares and 1.91% for the Class B shares.

                                          EXPENSE RATIOS FOR CHASE
                                             VISTA H&Q IPO FUND
                                          ------------------------
                                           PRO FORMA    PRO FORMA
                                            CLASS A      CLASS B
                                            SHARES       SHARES
                                          -----------  -----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when you buy
  shares, shown as a percentage of the
  offering price                              5.75%      None
Maximum Deferred Sales Charge when you
  sell shares, shown as a percentage of
  lower of original purchase price or
  redemption proceeds                       None          5.00%
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  ASSETS, SHOWN AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
Management Fees                               0.65%        0.65%
Distribution (12b-1) Fees                     0.30%        1.00%
Other Expenses*                               0.27%        0.27%
                                             -----        -----
Total*                                        1.22%        1.92%
                                             =====        =====

---------------------

  * Projected percentages based on an aggregate asset level of approximately $227 million.

    The tables do not reflect charges or credits that investors might incur if they invest through a financial institution.

    EXAMPLE: This Example helps investors compare the cost of investing in H&Q IPO Fund to the cost of investing in Chase Vista H&Q IPO Fund. The example assumes:

    - the investor invests $10,000;

    - the investor reinvests dividends;

    - the investor sells all of his or her shares at the end of the period;

    - each Fund has a 5% return each year;

    - each Fund's asset levels remain substantially unchanged; and

    - each Fund's operating expenses are not waived and remain the same as shown above.

    Although actual costs may be higher or lower, based on these assumptions an investor's cost would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
H&Q IPO FUND
  IF YOU SELL YOUR SHARES
    COMMON CLASS SHARES          $129    $403    $  697    $1,534
    CLASS A SHARES               $667    $916    $1,183    $1,946
    CLASS B SHARES               $695    $903    $1,237    $2,243
  IF YOU DON'T SELL YOUR
    SHARES
    CLASS B SHARES               $195    $603    $1,037    $2,243
PRO FORMA CHASE VISTA H&Q IPO
  FUND
  IF YOU SELL YOUR SHARES
    CLASS A SHARES               $692    $940    $1,207    $1,967
    CLASS B SHARES               $695    $903    $1,237    $2,243
  IF YOU DON'T SELL YOUR
    SHARES
    CLASS B SHARES               $195    $603    $1,037    $2,243

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in Chase Vista H&Q IPO Fund. Chase Vista H&Q IPO Fund has substantially similar investment objectives, policies and restrictions as H&Q IPO Fund. Therefore, there should be no material difference between the risk factors associated with Chase Vista H&Q IPO Fund and H&Q IPO Fund.

    All mutual funds carry a certain amount of risk. An investor in Chase Vista H&Q IPO Fund may lose money on his or her investment in Chase Vista H&Q IPO Fund. Here are some of the specific risks of investing in Chase Vista H&Q IPO Fund.

    Chase Vista H&Q IPO Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

    The value of shares of Chase Vista H&Q IPO Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for Chase Vista H&Q IPO Fund's portfolio.

   UNIQUE NATURE OF IPOS. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs, such as Chase Vista H&Q IPO Fund, can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

   SMALL COMPANIES. To the extent the Chase Vista H&Q IPO Fund invests in non-IPO equity securities of companies with small capitalizations, it will be subject to certain risks thereof. The value of an investment in Chase Vista H&Q IPO Fund is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

   MARKET VOLATILITY. Stock markets will fall periodically. As with any investment whose performance is tied to stock markets, the value of an investment in Chase Vista H&Q IPO Fund will fluctuate, which means that investors could lose money.

   POLITICAL AND ECONOMIC FACTORS. Many factors can affect stock market performance. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and, therefore, may have a significant impact on Chase Vista H&Q IPO Fund.

   LACK OF QUALITY IPOS. The number or quality of IPOs available for Chase Vista H&Q IPO Fund to purchase may be inadequate for extended periods of time. During such periods, Chase Vista H&Q IPO Fund will not be able to implement its main investment strategy. This could significantly and adversely affect Chase Vista H&Q IPO Fund's investment return.

    INDUSTRY CONCENTRATION RISKS. The IPO market tends to favor certain industries from time to time. As a result, the companies in which Chase Vista H&Q IPO Fund invests at any given time may represent a limited number of industries, and Chase Vista H&Q IPO Fund's share price may be subject to greater volatility.

   CONTRACTUAL RESTRICTIONS. Chase Vista H&Q IPO Fund may agree to contractual restrictions on its resale of certain IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, Chase Vista H&Q IPO Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

   CONFLICT OF INTEREST. The investment adviser may appear to have a conflict of interest when Chase Vista H&Q IPO Fund purchases IPOs from underwriting syndicates in which affiliates of the Fund's investment adviser act as a member or manager. Chase Vista H&Q IPO Fund will not purchase IPOs directly from such affiliates, and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

   PRICING RISK. Chase Vista H&Q IPO Fund may be unable to purchase IPOs at the offering price. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for Chase Vista H&Q IPO Fund to realize a profit.

   TURNOVER COSTS; CAPITAL GAINS. Chase Vista H&Q IPO Fund normally expects to sell most of its IPO holdings within a year. This turnover of Chase Vista H&Q IPO Fund's portfolio will increase the Fund's transaction costs. Some gains from such sales will also be treated as short-term capital gains. Such capital gains generally are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce Chase Vista H&Q IPO Fund's returns.

   REDEMPTIONS. Chase Vista H&Q IPO Fund may have to sell stocks at a loss in order to pay for sales by its shareholders. Sales are more likely to occur when prices of IPO stocks are declining, and prices of IPO stocks may fall more rapidly than those of other securities.

   LIMITED OPERATING HISTORY. Chase Vista H&Q IPO Fund has no operating history, and Symphony's model has only been previously implemented by one mutual fund, H&Q IPO Fund, which has been in operation since October, 1999. The model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.

   RELIANCE ON FINANCIAL DATA. Symphony's model relies on market and other data complied from other sources, primarily IPO Edge, a leading provider of IPO information. If this information were to become unavailable or unreliable, Chase Vista H&Q IPO Fund's investment strategy could be disrupted.

   FOREIGN INVESTMENTS. Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of Chase Vista H&Q IPO Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. BECAUSE H&Q IPO FUND DID NOT INVEST IN THESE INSTRUMENTS, THIS RISK WAS NOT PRESENT FOR THAT FUND.

    In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of Chase Vista H&Q IPO Fund.

   CONVERTIBLE SECURITIES. The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. BECAUSE H&Q IPO FUND DID NOT INVEST IN THESE INSTRUMENTS, THIS RISK WAS NOT PRESENT FOR THAT FUND.

   OTHER INVESTMENTS. If Chase Vista H&Q IPO Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where Chase Vista H&Q IPO Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

    Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed Chase Vista H&Q IPO Fund's original investment. IT IS IMPORTANT TO NOTE THAT CHASE VISTA H&Q IPO FUND IS PERMITTED TO INVEST IN A WIDER VARIETY OF DERIVATIVES THAN H&Q IPO FUND.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of H&Q IPO Fund will be transferred to and assumed by Chase Vista H&Q IPO Fund. In exchange for the transfer of the assets of, and the assumption of the liabilities of H&Q IPO Fund, MFIT will issue at the Effective Time of the Reorganization full and fractional (a) Class A Shares in Chase Vista H&Q IPO Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Common Class Shares and Class A Shares of H&Q IPO Fund and (b) Class B Shares in Chase Vista H&Q IPO Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class B Shares of H&Q IPO Fund, in each case as determined at the valuation time specified in the Reorganization Plan.

    Following the transfer of assets to, and the assumption of the liabilities of H&Q IPO Fund by Chase Vista H&Q IPO Fund, H&Q IPO Fund will distribute Chase Vista H&Q IPO Fund Shares received from MFIT to H&Q Shareholders in liquidation of H&Q IPO Fund. Each H&Q Shareholder at the Effective Time of the Reorganization will receive an amount of (a) in the case of holders of Common Class Shares and Class A Shares, Class A Shares and (b) in the case of holders of Class B Shares, Class B Shares, of Chase Vista H&Q IPO Fund with a total net asset value equal to the net asset value of their shares of H&Q IPO Fund, plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of H&Q IPO Fund. After the Reorganization all of the issued and outstanding shares of H&Q IPO Fund will be canceled on the books of H&Q IPO Fund and the Fund's stock transfer books will be permanently closed. Following the Reorganization, the registration of H&Q Trust as an investment company under the 1940 Act will be terminated, and H&Q Trust will be dissolved under state law.

    Chase Vista H&Q IPO Fund expects to maintain all of the holdings of H&Q IPO Fund in light of the substantially similar investment policies of Chase Vista H&Q IPO Fund and the substantially similar strategies of its investment sub-adviser.

    The Reorganization is subject to a number of conditions, including without limitation approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by H&Q Shareholders; the effectiveness of this Combined Prospectus/Proxy Statement and any other documents filed with the SEC; the receipt of a legal opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, with respect to certain tax issues, as more fully described under "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences"; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on February 26, 2001 or such other date as is agreed to by the parties.

    The expenses of H&Q Trust and MFIT in connection with the Reorganization will be borne by Chase.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

TRUSTEES' CONSIDERATIONS

    In its consideration of the Reorganization at meetings held on May 31, 2000, September 7, 2000 and November 28, 2000, the H&Q Trustees discussed the future of H&Q IPO Fund and how to best serve the H&Q Shareholders' interests. The trustees discussed the advantages of reorganizing H&Q IPO Fund into a portfolio of MFIT. After discussion, it was decided to pursue the Reorganization with Chase Vista H&Q IPO Fund.

    In considering Chase Vista H&Q IPO Fund, the H&Q Trustees noted that combining the H&Q IPO Fund into MFIT could offer increased administrative and operational efficiencies. In addition, the H&Q Trustees noted that Chase Vista H&Q IPO Fund could offer H&Q Shareholders better shareholder services than H&Q IPO Fund. The Trustees further noted that Chase Vista H&Q IPO Fund would also offer H&Q Shareholders the ability to diversify their mutual fund holdings as all Chase Vista H&Q IPO Fund Shareholders (including holders of Class A Shares and Class B Shares) wishing to invest in other types of funds would be able to exchange into Chase funds without paying an additional sales charge. The Trustees also noted that the Chase funds have a broad distribution network. The Trustees also considered the fee structure of the Class A and Class B Shares of Chase Vista H&Q IPO Fund and the continuation of certain existing distribution arrangements with the H&Q Shareholders.

    In its consideration of the Reorganization, the H&Q Trustees also considered, among other things: the terms of the Reorganization Plan; the opinion to be issued concerning the tax-free nature of the Reorganization; a comparison of the Funds' historical and projected expense ratios; the commitment by Chase to limit certain expenses for one year; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory and other services to be supplied by CFAM and Symphony; the management and other fees to be payable by Chase Vista H&Q IPO Fund; the similarities in the investment objective and policies of the Funds; the differences in the organizational structures of the funds; the changes in the Trustees, investment adviser, distributor and transfer agent of H&Q IPO Fund; the changes to H&Q IPO Fund's agreements, plans, procedures and investment restrictions; the fact that Chase would bear all expenses of the Reorganization; the other effects of the reorganization on H&Q IPO Fund and its shareholders; the recommendations of H&Q Management, Symphony and Chase with respect to the proposed Reorganization; and the alternatives available to H&Q IPO Fund.

    After considering the foregoing factors, together with such other information as they believed to be relevant, the H&Q Trustees, including the disinterested Trustees, determined that the proposed Reorganization would be in the best interests of H&Q Shareholders and that the interests of H&Q Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan and directed that it be submitted to H&Q Shareholders for their approval.

             THE H&Q TRUSTEES RECOMMEND THAT H&Q SHAREHOLDERS VOTE
                         "FOR" THE REORGANIZATION PLAN.

    The H&Q Trustees have not determined what action H&Q IPO Fund will take in the event H&Q Shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Trustees will consider other appropriate courses of action, including continuing the operations of H&Q IPO Fund in their present form.

    Similarly, at meetings held on September 19, 2000, October 24, 2000 and December 5, 2000, the MFIT Board considered the proposed Reorganization. The MFIT Board considered, among other things: the terms of the Reorganization Plan; the fact that the Reorganization would permit MFIT Shareholders to exchange into Chase Vista H&Q IPO Fund; and the opinion to be issued concerning the tax-free nature of the Reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFIT Board, including the disinterested Trustees, determined that the proposed Reorganization would be in the best interests of the future shareholders of Chase Vista H&Q IPO Fund and the interests of Chase Vista H&Q IPO Fund's Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that H&Q IPO Fund and MFIT receive an opinion from Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of H&Q IPO Fund to Chase Vista H&Q IPO Fund in exchange for Chase Vista H&Q IPO Fund Shares and the liquidating distributions to H&Q Shareholders of Chase Vista H&Q IPO Fund Shares so received, as described in the Reorganization Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, H&Q IPO Fund and Chase Vista H&Q IPO Fund will each be considered "a party to a reorganization" within the meaning of 368(b) of the Code; (ii) no gain or loss will be recognized by H&Q IPO Fund as a result of such transaction; (iii) no gain or loss will be recognized by Chase Vista H&Q IPO Fund as a result of such transaction; (iv) no gain or loss will be recognized by H&Q Shareholders on the distribution to them of the Chase Vista H&Q IPO Fund Shares solely in exchange for their shares of H&Q IPO Fund; (v) the aggregate basis of Chase Vista H&Q IPO Fund Shares received by a shareholder of H&Q IPO Fund will be the same as the aggregate basis of such H&Q Shareholder's H&Q IPO Fund shares held immediately prior to the Reorganization; (vi) the basis of Chase Vista H&Q IPO Fund in the assets of H&Q IPO Fund received pursuant to the Reorganization will be the same as the basis of such assets in the hands of H&Q IPO Fund immediately prior to the Reorganization; (vii) an H&Q Shareholder's holding period for Chase Vista H&Q IPO Fund Shares will be determined by including the period for which such H&Q Shareholder held H&Q IPO Fund shares exchanged therefor, provided that the shareholder held such shares in H&Q IPO Fund as a capital asset on the date of the Reorganization; and (viii) Chase Vista H&Q IPO Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by H&Q IPO Fund.

    MFIT and H&Q IPO Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is based on certain factual representations and assumptions, including, but not limited to, the assumption that the Reorganization will be consummated in accordance with the provisions set forth in the Reorganization Plan, which if not correct may adversely affect the reliability of the opinion. That opinion also is not binding on the IRS and does not preclude the IRS from adopting a contrary position. H&Q Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because H&Q IPO Fund will be combined with the newly-created Chase Vista H&Q IPO Fund in the Reorganization, the total capitalization of Chase Vista H&Q IPO Fund after the Reorganization is expected to equal the capitalization of H&Q IPO Fund immediately prior to the Reorganization. The following table sets forth as of December 15, 2000: (i) the capitalization of H&Q IPO Fund; (ii) the capitalization of Chase Vista H&Q IPO Fund; and (iii) the pro forma capitalization of Chase Vista H&Q IPO Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of H&Q IPO Fund is likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities and daily share purchase and redemption activity.

                                                   CHASE VISTA H&Q   PRO FORMA
                                     H&Q IPO FUND     IPO FUND        COMBINED
                                     ------------  ---------------  ------------
Total Net Assets ($)
  Common Class.....................  221,624,118              --              --
  Class A..........................   20,025,633               0     241,649,751
  Class B..........................   14,009,629               0      14,009,629
Shares Outstanding
  Common Class ....................   28,726,632              --              --
  Class A..........................    2,594,464               0      31,321,096
  Class B..........................    1,828,874               0       1,828,874
Net Asset Value Per Share ($)
  Common Class ....................         7.71              --              --
  Class A..........................         7.72              --            7.72
  Class B..........................         7.66              --            7.66

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of Chase Vista H&Q IPO Fund. Except as noted, Chase Vista H&Q IPO Fund has substantially similar investment objectives and investment policies as H&Q IPO Fund.

INVESTMENT OBJECTIVE

    Chase Vista H&Q IPO Fund's objective is capital appreciation.

MAIN INVESTMENT STRATEGY

    Chase Vista H&Q IPO Fund seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The common stocks of these emerging companies will be referred to generally in this Combined Prospectus/Proxy Statement as IPOs.

    Symphony, the sub-adviser to Chase Vista H&Q IPO Fund, has developed a quantitative model which tracks historical IPO performance. At the time of an initial public offering, Symphony will purchase IPO shares that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. Symphony will attempt to purchase these shares directly from the underwriters, at the offering price. If shares cannot be obtained at the offering price, they will be purchased in the secondary market. For a period of up to 18 months after an initial public offering of shares, Symphony will also purchase such IPO shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPO shares held by Chase Vista H&Q IPO Fund will be sold based upon similar aftermarket criteria. Chase Vista H&Q IPO Fund normally expects to sell most of its IPO holdings within a year of purchase. When making investment decisions, Symphony will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

    When Symphony believes that the number or quality of IPOs available for Chase Vista H&Q IPO Fund investment is inadequate, Symphony intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500-Registered Trademark- Index, Russell 2000-Registered Trademark- Index or Wilshire 4500-Registered Trademark- Index. Symphony may also purchase non-IPO equity securities (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment.

    The Chase Vista H&Q IPO Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. H&Q IPO FUND HAS NO INVESTMENT POLICY WITH RESPECT TO SUCH INVESTMENTS.

    Although the Chase Vista H&Q IPO Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Chase Vista H&Q IPO Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Chase Vista H&Q IPO Fund may invest up to 20% of its assets in U.S. Government obligations. PENDING INVESTMENT AND TO PROVIDE LIQUIDITY FOR REDEMPTIONS, H&Q IPO FUND MAY ALSO HOLD ITS ASSETS IN CASH AND CASH EQUIVALENT INSTRUMENTS, SUCH AS MONEY MARKET MUTUAL FUNDS, TREASURY BILLS, COMMERCIAL PAPER AND REPURCHASE AGREEMENTS. H&Q IPO FUND'S INVESTMENT IN ASSETS OTHER THAN IPOS WILL, IN NORMAL CIRCUMSTANCES, BE LIMITED TO 35% OF ITS ASSETS.

    The Chase Vista H&Q IPO Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Chase Vista H&Q IPO Fund may use derivatives to hedge various market risks or to increase the Chase Vista H&Q IPO Fund's income or gain. IT IS IMPORTANT TO NOTE THAT THE ONLY DERIVATIVE INSTRUMENTS USED BY H&Q IPO FUND ARE FUTURES CONTRACTS AND INDEX PARTICIPATIONS. ACCORDINGLY, CHASE VISTA H&Q IPO FUND IS PERMITTED TO USE A WIDER VARIETY OF DERIVATIVES.

    The Chase Vista H&Q IPO Fund may change any of these investment policies (including its investment objective) without shareholder approval. H&Q IPO FUND REQUIRES SHAREHOLDER APPROVAL TO CHANGE ITS INVESTMENT OBJECTIVE.

COMPARISON OF INVESTMENT LIMITATIONS

    The investment limitations of Chase Vista H&Q IPO Fund and H&Q IPO Fund are similar. However, the wording of MFIT's investment restrictions differs from that of the H&Q IPO Fund. The tables below describe the limitations applicable to each Fund, comparing the two Fund's restrictions.

    The following fundamental investment limitations of Chase Vista H&Q IPO Fund and H&Q IPO Fund MAY BE CHANGED ONLY BY A VOTE of a majority of such Fund's shareholders.

CHASE VISTA H&Q IPO FUND MAY NOT:                H&Q IPO FUND MAY NOT:
---------------------------------                ---------------------
- Purchase securities of any issuer (other than  - Purchase securities (other than securities
  securities issued or guaranteed by the U.S.      issued or guaranteed by the U.S. government,
  government, its agencies or                      its agencies or instrumentalities) if, as a
  instrumentalities, or repurchase agreements      result of such purchase, 25% or more of the
  secured thereby) if, as a result of such         value of its total assets would be invested
  purchase, 25% or more of the Fund's total        in any industry.
  assets would be invested in the securities of
  companies whose principal business activities
  are in the same industry. Notwithstanding the
  foregoing, with respect to the Fund's
  permissible futures and options transactions
  in U.S. Government securities, positions in
  such options and futures shall not be subject
  to this restriction.

- Purchase or sell physical commodities unless   - Purchase or sell commodities or commodity
  acquired as a result of ownership of             contracts, provided that the Fund may
  securities or other instruments but this         (1) purchase securities of companies that
  shall not prevent the Fund from                  deal in commodities or interests therein and
  (i) purchasing or selling options and futures    (2) purchase or sell futures contracts,
  contracts or from investing in securities or     options on future contracts, equity index
  other instruments backed by physical             participations and index participation
  commodities or (ii) engaging in forward          contracts.
  purchases or sales of foreign currencies or
  securities;

ACCORDINGLY, UNLIKE H&Q IPO FUND, CHASE VISTA
  H&Q IPO FUND IS NOT PROHIBITED FROM
  PURCHASING OR SELLING OPTIONS GENERALLY OR
  FROM ENGAGING IN FORWARD PURCHASES OR SALES
  OF FOREIGN CURRENCIES OR SECURITIES.

- Purchase or sell real estate unless acquired   - Purchase or sell real estate, including
  as a result of ownership of securities or        interests in real estate limited
  other instruments (but this shall not prevent    partnerships, provided that the Fund may
  the Fund from investing in securities or         purchase securities of companies that deal in
  other instruments backed by real estate or       real estate or interests therein.
  securities of companies engaged in the real
  estate business). Investments by the Fund in
  securities backed by mortgages on real estate
  or in marketable securities of companies
  engaged in such activities are not precluded
  and investments in real estate limited
  partnerships constitute investments in real
  estate.

- Make loans, except that the Fund may:          - Lend money to any person, except that the
  (i) purchase and hold debt instruments           Fund may (1) purchase a portion of an issue
  (including without limitation, bonds, notes,     of short- term debt securities or similar
  debentures or other obligations and              obligations (including repurchase agreements)
  certificates of deposit, bankers' acceptances    that are distributed publicly or customarily
  and fixed time deposits) in accordance with      purchased by institutional investors, and
  its investment objectives and policies;          (2) lend its portfolio securities.
  (ii) enter into repurchase agreements with
  respect to portfolio securities; and
  (iii) lend portfolio securities with a value
  not in excess of one-third of the value of
  its total assets.

ACCORDINGLY, CHASE VISTA H&Q IPO FUND IS NOT
  PROHIBITED FROM INVESTING IN LONGER-TERM DEBT
  SECURITIES.

CHASE VISTA H&Q IPO FUND MAY NOT:                H&Q IPO FUND MAY NOT:
---------------------------------                ---------------------
- Borrow money, except that the Fund may borrow  - Borrow money, except that the Fund may borrow
  money for temporary or emergency purposes, or    from banks as a temporary measure to satisfy
  by engaging in reverse repurchase                redemption requests or for extraordinary or
  transactions, in an amount not exceeding         emergency purposes and then only in an amount
  33 1/3% of the value of its total assets at      not to exceed one-third of the value of its
  the time when the loan is made and may           total assets (including the amount borrowed),
  pledge, mortgage or hypothecate no more than     provided that the Fund will not purchase
  one-third of its net assets to secure such       securities while borrowings represent more
  borrowings. Any borrowings representing more     than 5% of its total assets.
  than 5% of the Fund's total assets must be
  repaid before the Fund may make additional
  investments.
                                                 - Pledge, mortgage or hypothecate any of its
                                                   assets, except that, to secure allowable
                                                   borrowings, the Fund may do so with respect
                                                   to no more than one-third of the value of its
                                                   total assets.

- Underwrite securities issued by other persons  - Underwrite securities issued by others,
  except insofar as the Fund may technically be    except to the extent it may be deemed to be
  deemed to be an underwriter under the            an underwriter, under the federal securities
  Securities Act of 1933 in selling a portfolio    laws, in connection with the disposition of
  security.                                        securities from its investment portfolio.

- Issue any senior security (as defined in the   - Issue senior securities, except that the Fund
  1940 Act), except (a) engaging in                may borrow from banks as a temporary measure
  transactions that may result in the issuance     to satisfy redemption requests or for
  of senior securities to the extent permitted     extraordinary or emergency purposes and then
  under applicable regulations and                 only in an amount not to exceed one-third of
  interpretations of the 1940 Act or an            the value of its total assets (including the
  exemptive order; (b) acquiring other             amount borrowed), provided that the Fund will
  securities, the acquisition of which may         not purchase securities while borrowings
  result in the issuance of a senior security,     represent more than 5% of its total assets.
  to the extent permitted under applicable
  regulations or interpretations of the 1940
  Act; and (c) subject to the restrictions set
  forth above, borrowing money as authorized by
  the 1940 Act. For purposes of this
  restriction, collateral arrangements with
  respect to permissible options and futures
  transactions, including deposits of initial
  and variation margin, are not considered to
  be the issuance of a senior security.

UNLIKE H&Q IPO FUND, CHASE VISTA H&Q IPO FUND
  MAY ENGAGE IN THE ACTIVITIES DESCRIBED ABOVE.

- With respect to 75% of its assets, hold more   - As to 75% of its assets, purchase securities
  than 10% of the outstanding voting securities    of any issuer (other than obligations of, or
  of any issuer or invest more than 5% of its      guaranteed by, the U.S. government, its
  assets in the securities of any one issuer       agencies or instrumentalities or investments
  (other than obligations of the U.S.              in other registered investment companies) if,
  Government, its agencies and                     as a result, more than 5% of the value of its
  instrumentalities).                              total assets would be invested in the
                                                   securities of such issuer.
  THE LIMITATION ON PURCHASING MORE THAN 10% OF
  THE SECURITIES OF ANY ISSUER IS APPLIED WITH     - Purchase more than 10% of any class of
  RESPECT TO ONLY 75% OF CHASE VISTA H&Q IPO       securities of any issuer if, as a result of
  FUND'S ASSETS, AS OPPOSED TO ALL OF H&Q IPO      such purchase, it would own more than 10% of
  FUND'S ASSETS.                                   such issuer's outstanding voting securities.
                                                   The definition of "securities" does not
                                                   include cash and cash items (including
                                                   receivables), government securities and the
                                                   securities of other investment companies,
                                                   including private investment companies and
                                                   qualified purchaser funds.

    The following non-fundamental investment limitations of Chase Vista H&Q IPO Fund and H&Q IPO Fund MAY BE CHANGED WITHOUT ANY VOTE of such Fund's shareholders.

CHASE VISTA H&Q IPO FUND MAY NOT:                H&Q IPO FUND MAY NOT:
---------------------------------                ---------------------
- Write, purchase or sell any put or call        - Purchase puts, calls, straddles, spreads or
  option or any combination thereof, provided      any combination thereof.
  that this shall not prevent (i) the writing,
  purchasing or selling of puts, calls or
  combinations thereof with respect to
  portfolio securities or (ii) with respect to
  the Fund's permissible futures and options
  transactions, the writing, purchasing,
  ownership, holding or selling of futures and
  options positions or of puts, calls or
  combinations thereof with respect to futures.

UNLIKE H&Q IPO FUND, CHASE VISTA H&Q IPO FUND
  HAS THE ABILITY TO PURCHASE PUT AND CALL
  OPTIONS WITH RESPECT TO ITS PORTFOLIO
  SECURITIES.

- Make short sales of securities, other than     - Make short sales.
  short
sales "against the box," or purchase securities
on margin except for short-term credits          - Purchase securities on margin, except such
  necessary for clearance of portfolio             short- term credits as may be necessary for
  transactions, provided that this restriction     the clearance of purchases and sales of
  will not be applied to limit the use of          securities.
  options, futures contracts and related
  options, in the manner otherwise permitted by
  the investment restrictions, policies and
  investment program of the Fund.

UNLIKE H&Q IPO FUND, CHASE VISTA H&Q IPO FUND
  MAY MAKE SHORT SALES "AGAINST THE BOX."

- Purchase or sell interests in oil, gas or      - Purchase or sell interests in oil, gas or
  mineral leases.                                  other mineral development programs or leases,
                                                   although it may invest in companies that own
                                                   or invest in such interests or leases.

- Invest more than 15% of its net assets in      - Invest more than 15% of its net assets in
  illiquid securities.                             illiquid securities, including repurchase
                                                   agreements with maturities in excess of seven
                                                   days and securities subject to contractual
                                                   restrictions on resale in excess of seven
                                                   days.

- Invest in the securities of other investment   - Purchase securities of other investment
  companies except to the extent permitted by      companies, except as permitted by the 1940
  applicable Federal securities law; provided,     Act, including any exemptive relief granted
  however, that a Mauritius holding company (a     by the SEC.
  "Mauritius Portfolio Company") will not be
  considered an investment company for this
  purpose.

- CHASE VISTA H&Q IPO FUND DOES NOT HAVE A       - Invest for the purpose of exercising control
  SIMILAR INVESTMENT RESTRICTION.                  or management of another issuer.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

GENERAL

    Chase Vista H&Q IPO Fund investors will have the ability to diversify their mutual fund holdings by exchanging their Chase Vista H&Q IPO Fund Shares for other shares in Chase Vista portfolios without paying additional sales loads. The Chase Vista funds currently consist of 57 different investment portfolios, most of which will be available to H&Q Shareholders after the Reorganization. Holders of Common Class Shares and Class A Shares of H&Q IPO Fund will receive Class A Shares of Chase Vista H&Q IPO Fund and holders of Class B Shares of H&Q IPO Fund will receive Class B Shares of Chase Vista H&Q IPO Fund.

SALES CHARGES

    There is a sales charge (sometimes called a "load") to buy Class A and Class B Shares of Chase Vista H&Q IPO Fund. There are also ongoing expenses that holders of Class A and Class B Shares pay as long as they own their shares, as more fully explained below.

    There are a number of plans and special discounts that can decrease or even eliminate these sales charges.

    RECIPIENTS OF CLASS A SHARES

    Holders of Common Class shares of H&Q IPO Fund receiving Class A Shares in Chase Vista H&Q IPO Fund will not be required to pay a sales charge, or "load," on Class A Shares received in the Reorganization or on additional Class A Shares in Chase Vista H&Q IPO Fund purchased in the future.

    Holders of Class A shares in H&Q IPO Fund receiving Class A Shares in Chase Vista H&Q IPO Fund will not pay a sales load on Class A Shares received in the Reorganization, but will have to pay a sales load on additional Class A Shares purchased in the future, as follows:

        CHASE VISTA H&Q IPO FUND           TOTAL SALES CHARGES AS A PERCENTAGE OF THE:
----------------------------------------  ---------------------------------------------
          AMOUNT OF INVESTMENT            OFFERING PRICE PER SHARE  NET AMOUNT INVESTED
----------------------------------------  ------------------------  -------------------
Less than $100,000                                       5.75%                 6.10%
$100,000 or greater, but less than
  $250,000                                               3.75%                 3.90%
$250,000 or greater, but less than
  $500,000                                               2.50%                 2.56%
$500,000 or greater, but less than
  $1,000,000                                             2.00%                 2.04%
$1,000,000 or greater                            None                    None

    These initial sales charges or "loads" for Chase Vista H&Q IPO Fund are sometimes higher than the sales charges for H&Q IPO Fund. The following chart shows the initial sales charge that is currently payable by holders of Class A shares of H&Q IPO Fund.

              H&Q IPO FUND                 TOTAL SALES CHARGES AS A PERCENTAGE OF THE:
----------------------------------------  ---------------------------------------------
          AMOUNT OF INVESTMENT            OFFERING PRICE PER SHARE  NET AMOUNT INVESTED
----------------------------------------  ------------------------  -------------------
Less than $50,000                                        5.50%                 5.82%
$50,000 or greater, but less than
  $100,000                                               4.75%                 4.99%
$100,000 or greater, but less than
  $250,000                                               3.75%                 3.90%
$250,000 or greater, but less than
  $500,000                                               2.75%                 2.83%
$500,000 or greater, but less than
  $1,000,000                                             2.00%                 2.04%
$1,000,000 or greater                            None*                   None*

---------------------

  * Investments of $1 million or more sold within one year of purchase may be subject to a 1.00% deferred sales charge.

    RECIPIENTS OF CLASS B SHARES

    Class B Shares in both Funds have a deferred sales charge. Purchasers do not pay any charge when they buy Class B Shares in either Fund, but they may have to pay a charge when Class B Shares are sold, depending on how long such shares have been owned at the time of the sale. The deferred sales charge for both Funds gets lower the longer a shareholder holds his or her shares and disappears altogether after a certain number of years. However, the two Funds calculate the deferred sales charge differently, as described below.

    HOLDERS OF CLASS B SHARES OF H&Q IPO FUND RECEIVING CLASS B SHARES IN CHASE VISTA H&Q IPO FUND WILL NOT PAY ANY SALES CHARGE UPON THE REORGANIZATION AND THE DEFERRED SHARES CHARGE ON CLASS B SHARES RECEIVED IN THE REORGANIZATION WILL BE NO DIFFERENT FROM THAT ON THE SHARES OWNED PRIOR TO THE REORGANIZATION. HOWEVER, THE DEFERRED SALES CHARGE FOR CLASS B SHARES PURCHASED AFTER THE REORGANIZATION WILL BE SIGNIFICANTLY DIFFERENT AND COULD RESULT IN HOLDERS PAYING A HIGHER FEE IF AND WHEN THEY SELL SUCH SHARES.

   NEW CLASS B SHARES. The deferred sales charge with respect to Class B Shares purchased by existing and new investors after the Reorganization (the "New
Class B Shares") will disappear SIX YEARS after such Class B Shares were purchased and the New Class B Shares will convert to Class A Shares at the beginning of the 9TH YEAR of ownership. For the H&Q IPO Fund, the deferred sales charge disappeared after FIVE YEARS and the Class B Shares converted to Class A Shares at the beginning of the 6TH YEAR of ownership.

   RECEIVED CLASS B SHARES. The deferred sales charge with respect to Class B Shares received in the Reorganization (the "Received Class B Shares") will disappear FIVE YEARS after the holders originally purchased Class B Shares in H&Q IPO Fund and will convert to Class A Shares at the beginning of the 6TH YEAR of ownership. The deferred sales charge for Received Class B Shares, therefore, would not be changed as a result of the Reorganization. In determining the sales charge on such received Class B Shares, the time period will refer back to when the Class B Shares of H&Q IPO Fund were purchased, not when the Class B Shares of Chase Vista H&Q IPO Fund were received in the Reorganization.

    The two deferred sales charge schedules for Chase Vista H&Q IPO Fund are shown in the following table, along with the deferred sales charge schedule for H&Q IPO Fund:

                            COMPARISON OF DEFERRED SALES CHARGES
       -------------------------------------------------------------------------------
                     CHASE VISTA H&Q IPO FUND                      H&Q IPO FUND
YEARS  ----------------------------------------------------  -------------------------
HELD      NEW CLASS B SHARES       RECEIVED CLASS B SHARES        CLASS B SHARES
-----  -------------------------  -------------------------  -------------------------
 1                5%                         5%                         5%
 2                4%                         4%                         4%
 3                3%                         3%                         3%
 4                3%                         2%                         2%
 5                2%                         1%                         1%
 6                1%              Convert to Class A Shares  Convert to Class A Shares
 7               None                        --                         --
 8               None                        --                         --
 9     Convert to Class A Shares             --                         --

    MFIT calculates the deferred sales charge from the month a shareholder purchases his or her shares. When you redeem shares, MFIT always sells the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

DIVIDEND REINVESTMENTS

    There is no initial sales charge or deferred sales charge on shares of either Fund received on the reinvestment of dividends.

12b-1 FEES

    VFD will be the distributor for Chase Vista H&Q IPO Fund, rather than CSI (which acts as distributor for H&Q IPO Fund). Chase Vista H&Q IPO Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.30% of the average daily net assets attributed to Class A Shares and 1.00% of the average daily net assets attributed to Class B Shares. VFD may elect to waive these fees. H&Q IPO Fund has a Rule 12b-1 distribution plan under which it pays annual distribution fees of 0.25% of the average daily net assets attributed to Common Class Shares, 0.30% of the average daily net assets attributed to Class A Shares and 1.00% of the average daily net assets attributed to Class B Shares. Otherwise, the terms of the distribution plans of the two Funds are substantially similar.

    This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred.

    Because 12b-1 expenses are paid out of Chase Vista H&Q IPO Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges, used by other mutual funds.

PURCHASING CHASE VISTA H&Q IPO FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF CHASE VISTA H&Q IPO FUND THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    The price shareholders pay for shares in Chase Vista H&Q IPO Fund is the net asset value per share ("NAV") plus, in the case of Class A Shares, the sales charge. NAV is the value of everything Chase Vista H&Q IPO Fund owns, minus everything it owes, divided by the number of shares held by investors. Chase Vista H&Q IPO Fund generally values its assets at their fair market value, but may use fair value if market prices are unavailable.

    The NAV of each class of shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange each day Chase Vista H&Q IPO Fund is accepting purchase orders. A shareholder will pay the next NAV calculated after the Chase Vista Funds Service Center (the "Center") receives his or her order in proper form. An order is in proper form only after funds are converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price. If an order is received after the close of regular trading on the New York Stock Exchange, it will generally be processed at the next day's price.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    Chase Vista H&Q IPO Fund has the right to reject any purchase order.

    Chase Vista H&Q IPO Fund accepts investments in the following minimum denominations:

TYPE OF ACCOUNT                           INITIAL INVESTMENT  ADDITIONAL INVESTMENTS
---------------                           ------------------  ----------------------
Regular.................................        $2,500                 $100
Systematic Investment Plan..............        $1,000                 $100
IRAs....................................        $1,000                 $100
SEP-IRAs................................        $1,000                 $100
Education IRAs..........................        $  500                 $100

    The H&Q IPO Fund has the same or higher minimums, except that the minimum investment for additional investments for retirement or other custodial accounts is $25.

    Checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check doesn't clear and the investor will be responsible for any expenses and losses to Chase Vista H&Q IPO Fund. Orders by wire will be canceled if the Center doesn't receive payment by 4:00 p.m. (Eastern time) on the day the shareholder buys.

    Shareholders seeking to buy Chase Vista H&Q IPO Fund Shares through an investment representative or a mutual fund supermarket should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs. Such representative may set different minimum investments and earlier cut-off times.

    A systematic investment plan is available for Chase Vista H&Q IPO Fund
Shares.

SELLING CHASE VISTA H&Q IPO FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF CHASE VISTA H&Q IPO FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Chase Vista H&Q IPO Fund Shares may be sold on any day the Center is open for trading, either directly to Chase Vista H&Q IPO Fund or through an investment representative. Chase Vista H&Q IPO Fund Shareholders will receive the next NAV calculated after the Center accepts his or her sale order, less any deferred sales charge (in respect of Class B Shares).

    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, Chase Vista H&Q IPO Fund will send the proceeds the same business day. An order to sell shares will not be accepted if Chase Vista H&Q IPO Fund has not collected payment for the shares. Chase Vista H&Q IPO Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    Generally, a check is mailed or proceeds are sent by electronic transfer or wire for Chase Vista H&Q IPO Fund Shares. However, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on Chase Vista H&Q IPO Fund's records.

    A shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than Chase Vista H&Q IPO Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

    A shareholder who purchased through an investment representative, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Chase Vista H&Q IPO Fund shareholders may contact 1-800-5-CHASE-0.

    A systematic withdrawal plan is available for Chase Vista H&Q IPO Fund
Shares.

EXCHANGING CHASE VISTA H&Q IPO FUND SHARES FOR SHARES IN OTHER CHASE VISTA FUNDS

    Chase Vista H&Q IPO Fund Shares may currently be exchanged for shares in certain other Chase Vista funds. For tax purposes, an exchange is treated as a sale of the shares. This generally will result in a capital gain or loss. Shareholders should carefully read the prospectus of the fund into which they want to exchange, which is available by calling 1-800-5-CHASE-0. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission under certain circumstances.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders. Each Chase Vista fund reserves the right to limit the number of exchanges or refuse an exchange. The exchange privilege also may be terminated. Chase Vista H&Q IPO Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING CHASE VISTA H&Q IPO FUND

    Chase Vista H&Q IPO Fund may close an account if the balance falls below $500. Chase Vista H&Q IPO Fund may also close the account if an investor is in the Systematic Investment Plan and fails to meet investment minimums over a 12-month period. Before closing the account, 60 days' notice will be given.

    Unless a shareholder indicates otherwise on his or her account application, Chase Vista H&Q IPO Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, Chase Vista H&Q IPO Fund will ask that person to confirm the account registration and address to make sure they match those in Chase Vista H&Q IPO Fund records. If they do correspond, Chase Vista H&Q IPO Fund is generally authorized to follow that person's instructions. Chase Vista H&Q IPO Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold Chase Vista H&Q IPO Fund liable for any loss or expenses from any sales request, if it takes reasonable precautions. Chase Vista H&Q IPO Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if Chase Vista H&Q IPO Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail Chase Vista H&Q IPO Fund instructions or contact their investment representative or agent. Chase Vista H&Q IPO Fund may modify or cancel the sale of shares by phone without notice.

    Chase, CFAM and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to Chase Vista H&Q IPO Fund Shares held by customers of those shareholder servicing agents.

    Chase Vista H&Q IPO Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Chase Vista H&Q IPO Fund shares may receive a different amount for each class.

    Chase and its affiliates and Chase Vista H&Q IPO Fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

                            DISTRIBUTIONS AND TAXES

    Chase Vista H&Q IPO Fund can earn income and realize capital gain and loss. Chase Vista H&Q IPO Fund will deduct from these earnings any expenses and then pay to shareholders distributions of net investment income and net capital gain.

    Chase Vista H&Q IPO Fund distributes net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

    - reinvest all of them in additional shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    The taxation of dividends will not be affected by the form in which they are received. Dividends of net investment income (including any net short-term capital gain) are usually taxable as ordinary income at the federal, state and local levels.

    If a Chase Vista H&Q IPO Fund Shareholder receives distributions of net capital gain (the excess of long-term capital gains over short-term capital losses and loss carryforwards), they will be taxable as long-term capital gain without regard to how long the shareholder owned the shares. If a shareholder buys shares just before a distribution, he or she will pay tax on the entire amount of the taxable distribution received, even though the NAV will be higher on that date because it includes the distribution amount. H&Q IPO Fund expects that any distributions will consist primarily of capital gains.

    Early in each calendar year, Chase Vista H&Q IPO Fund will send shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in Chase Vista H&Q IPO Fund. Shareholders should consult their tax advisers to see how investing in Chase Vista H&Q IPO Fund will affect their own tax situation.

 COMPARISON OF THE ORGANIZATIONAL STRUCTURE OF H&Q IPO FUND AND CHASE VISTA H&Q
                                    IPO FUND

LEGAL STRUCTURE OF THE FUNDS

    The new Chase Vista H&Q IPO Fund has been established as a series of the MFIT business trust, which is organized under the law of the Commonwealth of Massachusetts. H&Q IPO Fund is a series of H&Q Trust, which is a business trust organized under the law of the State of Delaware. As a Massachusetts business trust, MFIT's operations are governed by MFIT's Declaration of Trust and By-Laws (the "MFIT Trust Documents") and applicable Massachusetts law rather than by H&Q IPO Fund's Restated Agreement and Declaration of Trust and By-Laws (the "H&Q Trust Documents") and applicable Delaware law. Certain differences between the two domiciles and forms of organization are summarized below, along with information regarding shareholder provisions in the MFIT Trust Documents. The operations of Chase Vista H&Q IPO Fund will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS OF CHASE VISTA H&Q IPO FUND

    Subject to the provisions of the MFIT Trust Documents, the business of Chase Vista H&Q IPO Fund will be managed by MFIT's trustees, who will serve indefinite terms and will have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers and fiduciary duties of the trustees and officers will be substantially the same as those of the trustees and officers of H&Q Trust.

    Information concerning the current trustees and officers of the MFIT Board is set forth under "Information Concerning the MFIT Board" and officers.

CHASE VISTA H&Q IPO FUND SHARES

    MFIT has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or series and classes thereof. Chase Vista H&Q IPO Fund is one portfolio of MFIT, and may issue multiple classes of shares. Each share of a portfolio or class of MFIT represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of MFIT participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFIT that are not attributable to a specific portfolio or class will be allocated to all the portfolios of MFIT in a manner believed by management of MFIT to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all classes vote together, to the extent required by the 1940 Act, including the election or selection of trustees and independent accountants. Shareholders in MFIT are entitled to one vote per share held. SHAREHOLDERS IN H&Q IPO FUND ARE ENTITLED TO ONE VOTE FOR EACH DOLLAR OF NET ASSET VALUE, AND A PROPORTIONAL FRACTIONAL VOTE FOR EACH FRACTIONAL DOLLAR OF NET ASSET VALUE, REPRESENTED BY THE SHARES OWNED. MFIT is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of MFIT (except that certain classes of shares with contingent deferred sales charges may automatically convert to shares without such charges after the expiration of a holding period (such as Class B Shares in Chase Vista H&Q IPO Fund, which automatically convert to Class A Shares after a nine-year holding period).

SHAREHOLDER VOTING RIGHTS

    A vacancy in the MFIT Board resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of MFIT at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares of all MFIT funds entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of MFIT stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will within five business days after receipt of such request either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees. Other than as described in the following paragraph, there are no material differences between the two Fund's voting rights.

    Because H&Q IPO Fund was the only portfolio of the H&Q Trust, the shareholders of H&Q IPO Fund were entitled to elect all of the trustees of H&Q Trust. Because Chase Vista H&Q IPO Fund will be part of a much larger family of portfolios, the ability of its shareholders to elect trustees and to take action with respect to certain other corporate matters will be diluted substantially. BASED ON THE NET ASSET VALUE OF THE MFIT FUNDS AS OF DECEMBER 15, 2000 AND NET ASSET VALUE OF H&Q IPO FUND AS OF DECEMBER 15, 2000, FORMER H&Q IPO FUND SHAREHOLDERS WILL REPRESENT APPROXIMATELY 3% OF MFIT SHAREHOLDERS AFTER THE REORGANIZATION.

SHAREHOLDERS' RIGHTS OF INSPECTION

    Under Massachusetts's law and the MFIT Trust Documents, any MFIT Shareholder may inspect the trust's records, accounts, and books for any legitimate business purpose. The H&Q Trust Documents provide that H&Q Shareholders may inspect the books and records of H&Q IPO Fund to the same extent that a shareholder in a Delaware corporation can inspect such corporation's books and records. Delaware corporate law permits inspections of a corporation's stock ledger, list of stockholders and other books and records upon written demand and during usual hours for business by any shareholder for any purpose reasonably related to such shareholder's interest as a shareholder. Inspections may include the corporation's stock ledger, a list of its stockholders and its other books and records.

SHAREHOLDER LIABILITY

    Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (Delaware Act) provides that shareholders of a Delaware business trust are entitled to the same limitations on liability extended to shareholders of private for-profit corporations. The H&Q Trust Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to persona liability. To guard against this risk, the H&Q Trust Declaration of Trust
(i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property (from the applicable series of the Trust) of a shareholder held personally liable solely by reason of the shareholder's having been a shareholder and (iii) provides that the Trust will, upon request, assume the defense of any claim made against such shareholder for any act or obligation of the applicable series of the Trust and satisfy any judgement thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to the H&Q IPO Fund shareholder is remote.

    Under Massachusetts law, there is a remote possibility, under certain circumstances, that MFIT Shareholders may be held personally liable as partners for the obligations of MFIT. Unlike Delaware, Massachusetts has no statutory provision expressly disclaiming shareholder liability. However, it is generally believed that a Massachusetts court would limit the liability of shareholders in a Massachusetts trust to their investment. In addition, the MFIT Trust Documents disclaim shareholder liability for acts or obligations of MFIT and provide for indemnification and reimbursement of expenses out of MFIT property for any shareholder held personally liable for the obligations of MFIT. The MFIT Trust Documents also provide that MFIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MFIT, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and MFIT itself was unable to meet its obligations.

LIABILITY OF TRUSTEES

    Under the H&Q Trust Documents, so long as any trustee, officer, employee or agent of the H&Q Trust has acted in good faith and in the reasonable belief that such person's actions are in the best interests of the H&Q Trust, such person will be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Under the Declaration of Trust, trustees, officers, employees and agents of the H&Q Trust will generally be indemnified against liability and against the expenses of litigation incurred by them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the H&Q Trust. H&Q Trust may also advance money for these expenses.

    Under the MFIT Trust Documents, the Trustees of MFIT are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the MFIT Trust Documents, a Trustee or officer of MFIT will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain differences between and among H&Q Trust and MFIT Trust's organizational and governing documents and Massachusetts and Delaware business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of H&Q Trust and MFIT are available without charge upon written request to either H&Q Trust or MFIT.

                INFORMATION RELATING TO THE ADVISORY AGREEMENTS

GENERAL INFORMATION

    H&Q IPO Fund is currently managed by H&Q Management pursuant to the Investment Advisory and Administration Agreement (the "H&Q Advisory Agreement") dated as of December 8, 1999. H&Q Management has delegated most of its responsibilities in respect of H&Q IPO Fund to Symphony pursuant to the Investment Sub-Advisory Agreement dated as of December 8, 1999 between Symphony and H&Q Management. As a result, Symphony is responsible for most of the day-to-day management functions for H&Q IPO Fund.

    Although Symphony will be responsible for the day-to-day management of Chase Vista H&Q IPO Fund after the Reorganization, it is proposed that CFAM serve as investment adviser to Chase Vista H&Q IPO Fund pursuant to the Investment Advisory Agreement (the "CFAM Advisory Agreement") between CFAM and MFIT, on behalf of Chase Vista H&Q IPO Fund. In addition, it is proposed that CFAM and Symphony enter into the Investment Sub-Advisory Agreement (the "Symphony Sub-Advisory Agreement") with Symphony, pursuant to which Symphony will act as investment sub-adviser to CFAM with regard to Chase Vista H&Q IPO Fund.

DESCRIPTION OF CFAM

    CFAM is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company ("J.P. Morgan Chase"). CFAM is located at 1211 Avenue of the Americas, 41st Floor, New York,
New York 10036.

DESCRIPTION OF THE CFAM ADVISORY AGREEMENT

    Under the CFAM Advisory Agreement, CFAM is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of Chase Vista H&Q IPO Fund. CFAM's responsibilities under the CFAM Advisory Agreement include supervising H&Q IPO Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing H&Q IPO Fund's investments and complying with regulatory reporting requirements. CFAM delegates certain of these responsibilities with respect to Chase Vista H&Q IPO Fund to Symphony. Under the CFAM Advisory Agreement, CFAM is obligated to furnish employees, office space and facilities required for operation of Chase Vista H&Q IPO Fund. The CFAM Advisory Agreement is substantially similar to the H&Q Advisory Agreement.

   EXPENSES AND ADVISORY FEES. The CFAM Advisory Agreement provides that Chase Vista H&Q IPO Fund will pay CFAM a monthly advisory fee based upon the net assets of the Fund, at the annual rate of 0.65% of net assets of Chase Vista H&Q IPO Fund. CFAM may waive fees from time to time to assist the Fund in maintaining competitive yields and is required to waive fees to ensure that the post-waiver total expense ratios for the Chase Vista H&Q IPO Fund generally do not exceed 1.35% for holders of Class A shares and 2.05% for holders of Class B shares for at least one year after the Reorganization. However, if the total net assets for Chase Vista H&Q IPO Fund are reduced below $150 million during that one-year period, Chase has agreed only to ensure that such expense ratios do not exceed 1.60% for holders of Common Class and Class A shares and 2.30% for holders of Class B shares for the remainder of such period. Under H&Q IPO Fund's current advisory agreements, H&Q is not required to limit any expenses.

    Under the CFAM Advisory Agreement, except as indicated above, Chase Vista H&Q IPO Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

   SUBCONTRACTING. CFAM is authorized by the CFAM Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by CFAM, not by MFIT or Chase Vista H&Q IPO Fund, and to be approved by the shareholders of the Fund as required by the 1940 Act.

   LIMITATION ON LIABILITY. The CFAM Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFIT or Chase Vista

H&Q IPO Fund in connection with the performance of the CFAM Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the CFAM Advisory Agreement. CFAM would be as fully responsible to MFIT or Chase Vista H&Q IPO Fund for the acts of any sub-adviser as it is for its own acts.

   DURATION AND TERMINATION. The CFAM Advisory Agreement will remain in effect for two years and will thereafter continue in effect from year to year with respect to Chase Vista H&Q IPO Fund only so long as such continuation is approved at least annually by (i) the MFIT Board or the "Majority Vote" of the outstanding voting securities of Chase Vista H&Q IPO Fund and (ii) a majority of those Trustees who are neither parties to the CFAM Advisory Agreement nor "interested persons", as such terms are defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The CFAM Advisory Agreement will terminate automatically in the event of its "assignment", as defined in the 1940 Act. In addition, the CFAM Advisory Agreement is terminable at any time as to Chase Vista H&Q IPO Fund without penalty by the MFIT Board or by a majority vote of the Fund's outstanding voting securities upon 60 days' written notice to CFAM, and by CFAM on 60 days' written notice to MFIT. The H&Q Advisory Agreement is scheduled to terminate on December 8, 2001, unless extended pursuant to the terms thereof.

DESCRIPTION OF THE SYMPHONY SUB-ADVISORY AGREEMENT

    The terms of the Symphony Sub-Advisory Agreement are not materially different from the H&Q Sub-Advisory Agreement, except that CFAM has replaced H&Q Management as a party and the Fund with respect to which advice will be given is Chase Vista H&Q IPO Fund instead of H&Q IPO Fund.

    The proposed arrangement between CFAM and Symphony under the Symphony Sub-Advisory Agreement provides that CFAM will delegate to Symphony portfolio management duties relating to transactions in the securities held by Chase Vista H&Q IPO Fund. With respect to the day-to-day management of Chase Vista H&Q IPO Fund under the Symphony Sub-Advisory Agreement, Symphony would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales.

    CFAM and Symphony would bear all expenses in connection with the performance of their respective services under the New Advisory Agreements.

   DURATION AND TERMINATION Unless sooner terminated, the Symphony Sub-Advisory Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the MFIT Board, or by the vote of a "majority of the outstanding voting securities" of Chase Vista H&Q IPO Fund under the Symphony Sub-Advisory Agreement, as such term is defined under the 1940 Act and, in either case, by a majority of the Trustees who are not interested persons of Chase Vista H&Q IPO Fund, CFAM or Symphony, by vote cast in person at a meeting called for such purposes. The Symphony Sub-Advisory Agreement is terminable at any time, without penalty, by vote of the MFIT Board, by CFAM, by the vote of "a majority of the outstanding voting securities" of Chase Vista H&Q IPO Fund under the Symphony Sub-Advisory Agreement, or by Symphony, upon 60 days' written notice. The Symphony Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

   SYMPHONY FEE As compensation for its services, Symphony will receive a fee from CFAM at the annual rate of (x) 0.35% of Chase Vista H&Q IPO Fund's average daily net assets not in excess of $100 million and (y) 0.375% of Chase Vista H&Q IPO Fund's average daily net assets in excess of $100 million. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the applicable percentage rate and multiplying this product by the value of the net assets of Chase Vista H&Q IPO Fund at the close of business on the previous business day of MFIT. The H&Q Sub-Advisory Agreement provides that Symphony will waive fees pro rata with any fee waivers granted by H&Q under the H&Q Advisory Agreement, provided that Symphony's sub-advisory fee shall not be less than an annual rate of 0.20%. The Symphony Sub-Advisory Agreement with Chase Vista H&Q IPO Fund contains a similar pro rata fee waiver provision.

    THIS FEE WILL BE PAID BY CFAM OUT OF THE ADVISORY FEE IT WILL RECEIVE FROM MFIT FOR CHASE VISTA H&Q IPO FUND AND WILL NOT BE AN ADDITIONAL CHARGE TO THE FUND.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    CFAM, as the investment adviser, has responsibilities with respect to Chase Vista H&Q IPO Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the MFIT Board. In addition, the Symphony Sub-Advisory Agreement will provide that Symphony's responsibilities with respect to portfolio transactions and brokerage arrangements will be similar to those of CFAM under the CFAM Advisory Agreement. Accordingly, the description below of CFAM's responsibilities under the CFAM Advisory Agreement would also apply to Symphony's responsibilities under the Symphony Sub-Advisory Agreement.

    Under the CFAM Advisory Agreement, CFAM, subject to the general supervision of the MFIT Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for Chase Vista H&Q IPO Fund with brokers and dealers selected by CFAM, which may include brokers or dealers affiliated with CFAM to the extent permitted by the 1940 Act and MFIT's policies and procedures applicable to the Fund. CFAM shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to Chase Vista H&Q IPO Fund. In assessing the best overall terms available for any transaction, CFAM shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to CFAM, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall CFAM be under any duty to obtain the lowest commission or the best net price for Chase Vista H&Q IPO Fund on any particular transaction, nor shall CFAM be under any duty to execute any order in a fashion either preferential to Chase Vista H&Q IPO Fund relative to other accounts managed by CFAM or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to CFAM, Chase Vista H&Q IPO Fund and/or the other accounts over which CFAM exercises investment discretion. CFAM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for Chase Vista H&Q IPO Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if CFAM determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of CFAM with respect to accounts over which it exercises investment discretion. CFAM shall report to the MFIT Board regarding overall commissions paid by Chase Vista H&Q IPO Fund and their reasonableness in relation to the benefits to Chase Vista H&Q IPO Fund.

    In executing portfolio transactions for Chase Vista H&Q IPO Fund, CFAM may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in CFAM's reasonable judgment, such aggregation (i) will result in an overall economic benefit to Chase Vista H&Q IPO Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFIT's registration statement, this Combined Prospectus/Proxy Statement and the Statement of Additional Information. In such event, CFAM will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to Chase Vista H&Q IPO Fund and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which CFAM exercises investment discretion. Conversely, MFIT or any of its portfolios, including Chase Vista H&Q IPO Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

              INFORMATION RELATING TO THE MFIT BOARD AND OFFICERS

OVERSIGHT BY MFIT BOARD

    As part of the Reorganization, H&Q Shareholders will become shareholders in a new fund that is managed by the MFIT Board and not the Trustees of H&Q Trust. The members of the MFIT Board are different from the Trustees of the H&Q Trust. Following the Reorganization and the dissolution of the H&Q Trust, the H&Q Trust will cease to operate.

GENERAL INFORMATION

    Set forth below are the current members of the MFIT Board.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Fergus Reid, III           Chairman of MFIT. Chairman and Chief Executive
                           Officer, Lumelite Corporation, since
                           September 1985; Trustee, Morgan Stanley Funds.
                           Trustee, H&Q Trust, since May 2000. Age: 67.
                           Address: 202 June Road, Stamford, CT 06903.

*H. Richard Vartabedian    Trustee and President of MFIT. Investment
                           Management Consultant, formerly, Senior Investment
                           Officer, Division Executive of the Investment
                           Management Division of The Chase Manhattan Bank,
                           N.A., 1980 through 1991. Age: 64. Address:
                           P.O. Box 296, Beach Road, Hendrick's Head,
                           Southport, ME 04576.

William J. Armstrong       Trustee. Consultant, Eduneering, Inc.; formerly
                           Vice President and Treasurer, Ingersoll-Rand
                           Company. Age: 58. Address: 287 Hampshire Ridge,
                           Park Ridge, NJ 07656.

John R.H. Blum             Trustee. Attorney in private practice; formerly,
                           partner in the law firm of Richards, O'Neil &
                           Allegaert; Commissioner of Agriculture--State of
                           Connecticut, 1992-1995. Age: 70. Address: 322 Main
                           Street, Lakeville, CT 06039.

Stuart W. Cragin, Jr.      Trustee. Retired; formerly President, Fairfield
                           Testing Laboratory, Inc. He has previously served
                           in a variety of marketing, manufacturing and
                           general management positions with Union Camp
                           Corp., Trinity Paper & Plastics Corp., and Conover
                           Industries. Age: 66. Address: 108 Valley Road, Cos
                           Cob, CT 06807.

Roland R. Eppley, Jr.      Trustee. Retired; formerly President and Chief
                           Executive Officer, Eastern States Bankcard
                           Association Inc., (1971-1988); Director, Janel
                           Hydraulics, Inc.; Director of The Hanover
                           Funds, Inc. Age: 67. Address: 105 Coventry Place,
                           Palm Beach Gardens, FL 33418.

Joseph J. Harkins          Trustee. Retired; formerly Commercial Sector
                           Executive and Executive Vice President of The
                           Chase Manhattan Bank, N.A. from 1985 through 1990.
                           He has been employed by Chase in numerous
                           capacities and offices from 1954 through 1990.
                           Director of Jefferson Insurance Company of New
                           York and Monticello Insurance Company. Age: 69.
                           Address: 257 Plantation Circle South, Ponte Vedra
                           Beach, FL 32082.

*Sarah E. Jones            Trustee. President and Chief Operating Officer of
                           Chase Mutual Funds Corp.; formerly Managing
                           Director for the Global Asset Management and
                           Private Banking Division of The Chase Manhattan
                           Bank. President, H&Q Trust, since May 2000. Age:
                           47. Address: Chase Mutual Funds Corp., 1211 Avenue
                           of the Americas, 41st Floor, New York, New
                           York 10081.

W.D. MacCallan             Trustee. Director of The Adams Express Co. and
                           Petroleum & Resources Corp. Retired; formerly
                           Chairman of the Board and Chief Executive Officer
                           of The Adams Express Co. and Petroleum & Resources
                           Corp.; Director of The Hanover Funds, Inc. and The
                           Hanover Investment Funds, Inc. Age: 72. Address:
                           624 East 45th Street, Savannah, GA 31405.

George E. McDavid          Trustee. President, Houston Chronicle Publishing
                           Company. Age: 69. Address: P.O. Box 2558,
                           Houston, TX 77252.

W. Perry Neff              Trustee. Retired; Independent Financial
                           Consultant; Director of Petroleum & Resources
                           Corp. and The Adams Express Co. Age: 73. Address:
                           RR 1 Box 102, Weston, VT 05181.

*Leonard M. Spalding, Jr.  Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital
                           Management; Chief Investment Executive of The
                           Chase Manhattan Bank. Age: 64. Address: 2025
                           Lincoln Park Road, Springfield, KY 40069.

Richard E. Ten Haken       Trustee. Chairman of the Audit Committee. Formerly
                           District Superintendent of Schools, Monroe No. 2
                           and Orleans Counties, New York; Chairman of the
                           Board and President, New York State Teachers'
                           Retirement System. Age: 65. Address: 4 Barnfield
                           Road, Pittsford, NY 14534.

Irving L. Thode            Trustee. Retired; formerly Vice President of
                           Quotron Systems. He has previously served in a
                           number of executive positions with Control Data
                           Corp., including President of its Latin American
                           Operations, and General Manager of its Data
                           Services business. Age: 69. Address: 80 Perkins
                           Road, Greenwich, CT 06830.

------------------------

  * Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of MFIT's investment advisers or principal underwriter, but may be deemed an interested person of MFIT solely by reason of being an officer of MFIT.

    Set forth below as to each other executive officer of MFIT is his or her name, age, principal occupation during the past five years and other directorships held in public companies.

NAME AND POSITION      AGE  PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------      ---  ------------------------------------------

Martin R. Dean         37   Treasurer and Assistant Secretary.
                            Associate Director, Accounting Services,
                            BISYS Fund Services; formerly Senior
                            Manager, KPMG Peat Marwick (1987-1994).
                            Address: 3435 Stelzer Road, Columbus, OH
                            43219.

Lisa Hurley            45   Secretary. Senior Vice President and
                            General Counsel, BISYS Fund Services;
                            formerly Counsel to Moore Capital
                            Management and General Counsel to Global
                            Asset Management and Northstar Investments
                            Management. Address: 90 Park Avenue, New
                            York, NY 10016

Vicky M. Hayes         37   Assistant Secretary. Vice President and
                            Global Marketing Manager, Vista Fund
                            Distributors, Inc.; formerly Assistant
                            Vice President, Alliance Capital
                            Management and held various positions with
                            J. & W. Seligman & Co. Address: 1211
                            Avenue of the Americas, 41st Floor, New
                            York, NY 10081.

Alaina Metz            33   Assistant Secretary. Chief Administrative
                            Officer, BISYS Fund Services; formerly
                            Supervisor, Blue Sky Department, Alliance
                            Capital Management L.P. Address: 3435
                            Stelzer Road, Columbus, OH 43219.

    The Trustees and officers of MFIT appearing in the tables above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

    No compensation, direct or otherwise, other than through fees paid to CFAM, is payable by MFIT to any of its officers or Trustees who are affiliated with CFAM (or any of its affiliates).

    CFAM, Symphony and their respective affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of CFAM or Symphony are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectibility (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the H&Q Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. H&Q IPO Fund's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition H&Q IPO Fund may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of H&Q IPO Fund to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any H&Q Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to H&Q IPO Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only H&Q Shareholders of record at the close of business on December 15, 2000 (the "Record Date") will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 33,149,970 H&Q Shares, as follows:

CLASS OF H&Q IPO FUND                               NUMBER OF SHARES
---------------------                               ----------------
Common Class Shares...............................      28,726,632
Class A Shares....................................       2,594,464
Class B Shares....................................       1,828,874

    The presence in person or by proxy of H&Q Shareholders that own one-third in aggregate of a class of outstanding H&Q Shares will constitute a quorum for such class with respect to the Reorganization. If a quorum is not present at the Meeting, sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, or the H&Q Shareholders determine to adjourn the Meeting for any other reason, the H&Q Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of H&Q Shareholders holding a majority of the H&Q Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those H&Q Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient H&Q Shares to reduce the number present to less than a quorum. A quorum of each class will be necessary to vote on the Reorganization.

PROXIES

    All H&Q Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If an H&Q Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If an H&Q Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Reorganization described in this Combined Prospectus/Proxy Statement. H&Q Shareholders voting to ABSTAIN on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on a proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the proposal.

    A proxy granted by any H&Q Shareholder may be revoked by such H&Q Shareholder at any time prior to its use by written notice to H&Q Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    Chase, and not H&Q IPO Fund or Chase Vista H&Q IPO Fund, will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy.

SHAREHOLDER APPROVALS

    Approval of the Reorganization Plan requires the affirmative vote of H&Q Shareholders holding a majority of each class of the H&Q Shares. If the Reorganization is not approved by each class of H&Q Shares, the Reorganization will not be implemented and the H&Q Trustees will consider other appropriate courses of action.

    Approval of the Reorganization Plan by a class of H&Q Shares shall entail adoption of the Board of Trustees for MFIT; of each of the CFAM Advisory Agreement and the Symphony Sub-Advisory Agreement; of the Chase Vista H&Q IPO Fund's Rule 12b-1 distribution plans; and of the Chase Vista H&Q IPO Fund's fundamental investment policies.

INTERESTED PARTIES

    On the Record Date, the trustees and officers of H&Q Trust as a group owned less than 1% of the outstanding shares of H&Q IPO Fund.

    On the Record Date, the name, address and percentage ownership of the persons known to the H&Q IPO Fund who owned of record or beneficially more than 5% of any class of shares of H&Q IPO Fund and the percentage of any class of Chase Vista H&Q IPO Fund Shares that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the Record Date are as follows:

                                                                                         PERCENTAGE OF SHARE
                                                                                         CLASS OF CHASE VISTA
                                                                         PERCENTAGE OF    H&Q IPO FUND TO BE
H&Q IPO FUND SHARE          SHAREHOLDER NAME         NUMBER OF SHARES     SHARE CLASS      OWNED FOLLOWING
       CLASS                  AND ADDRESS                  OWNED             OWNED          REORGANIZATION
-------------------  ------------------------------  -----------------   -------------   --------------------
Common               Charles Schwab & Co Inc.         27,583,876.703       96.026%             96.026%
  Class Shares       FBO Schwab Customers
                     ATTN Mutual Fund,
                     101 Montgomery St,
                     San Francisco, CA 94104
Class A Shares       Lewco Securities Corp.             970,400.745        37.365%             37.365%
                     FBO A C H50-651236-7-01
                     34 Exchange Place 4th Floor
                     Jersey City, NJ 07311
Class A Shares       Lewco Securities Corp.             144,317.437         5.557%              5.557%
                     FBO A C H10-683742-1-01
                     34 Exchange Place 4th Floor
                     Jersey City, NJ 07311
Class A Shares       Lewco Securities Corp.             143,967.563         5.543%              5.543%
                     FBO A C H50-651237-5-01
                     34 Exchange Place 4th Floor
                     Jersey City, NJ 07311
Class B Shares       None                                   --                --                  --

                       ADDITIONAL INFORMATION ABOUT MFIT

    Information about Chase Vista H&Q IPO Fund is included in a preliminary prospectus that is incorporated by reference herein. Additional information about MFIT, Chase Vista H&Q IPO Fund and the Reorganization is included in the preliminary Statement of Additional Information dated January 17, 2001 and the Statement of Additional Information related to this Combined Prospectus/Proxy Statement, each of which has been filed with the SEC and is incorporated herein by reference. Copies of each Statement of Additional Information may be obtained without charge by calling 1-800-5-CHASE-0 or 1-877-613-7975. MFIT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                   ADDITIONAL INFORMATION ABOUT H&Q IPO FUND

    Information about H&Q IPO Fund is included in the H&Q Prospectuses dated September 15, 1999, as supplemented April 25, 2000, that are incorporated by reference herein. Additional information about H&Q IPO Fund is included in its Statement of Additional Information dated June 26, 2000, and the Statement of Additional Information dated January 17, 2001 related to the Combined Prospectus/Proxy Statement, which have been filed with the SEC and which are incorporated herein by reference. Copies of each Statement of Additional Information may be obtained without charge by calling 1-800-5-CHASE-0 or 1-877-613-7975. H&Q Trust is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov. After the consummation of the Reorganization, H&Q Trust will be de-registered under the 1940 Act and will no longer be required to file reports with the SEC.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial statements and notes thereto and financial highlights of H&Q IPO Fund for the fiscal year ended September 30, 2000, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement from the Annual Report for H&Q IPO Fund. The financial statements and financial highlights for H&Q IPO Fund for the fiscal year ended September 30, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

    Chase Vista H&Q IPO Fund was recently formed and has no assets. Therefore, as of January 17, 2001, Chase Vista H&Q IPO Fund has not prepared financial statements.

                                 OTHER BUSINESS

    The H&Q Trustees know of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the Trustees that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither H&Q IPO Fund nor MFIT is involved in any litigation which would have any material adverse effect upon either H&Q IPO Fund or Chase Vista H&Q IPO Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to H&Q IPO Fund in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-877-613-7975.

                                     * * *

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this   st day of
         , 2001 by Hambrecht & Quist Fund Trust (the "Transferor Trust"), a Delaware business trust, on behalf of the H&Q IPO & Emerging Company Fund (the "Transferor Portfolio") and Mutual Fund Investment Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of the Chase Vista H&Q IPO & Emerging Company Fund (the "Acquiring Portfolio").

    WHEREAS, the Trustees of the Transferor Trust have determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio in exchange solely for shares of the Acquiring Portfolio is in the best interests of the Transferor Portfolio, as well as the best interests of shareholders of the Transferor Portfolio, and that the interests of the existing shareholders of the Transferor Portfolio would not be diluted as a result of this transaction;

    WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the acquisition of all of the assets and liabilities of the Transferor Portfolio by the Acquiring Portfolio in exchange solely for shares of the Acquiring Portfolio is in the best interests of the Acquiring Portfolio, as well as the best interests of the future shareholders of the Acquiring Trust, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, the Transferor Trust and the Acquiring Trust intend to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.01 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all in such a manner as to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor Trust, on behalf of the Transferor Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust, on behalf of the Transferor Portfolio, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust, on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by PFPC Trust Company (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders and the shares of the Transferor Portfolio shall be cancelled. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio Shares which are distributed to each Transferor Portfolio shareholder shall be of the same share class as the Transferor Portfolio Shares owned by such Transferor Portfolio shareholder; PROVIDED that the Common Class shareholders in the Transferor Portfolio shall receive Class A shares in the Acquiring Portfolio. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Exchange Date, the Transferor Trust shall take all the necessary steps under Delaware law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio and the Transferor Trust.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall be effective as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on February 26, 2001, and shall be implemented at the Effective Time of the Reorganization or on such later date as may be agreed upon by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets by the net asset value per share of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. The Acquiring

Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of their properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current preliminary prospectus and statement of additional information of the Acquiring Trust with respect to the Acquiring Portfolio, each dated January 17, 2001, included in the Acquiring Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of the date hereof there were outstanding no Class A shares and no Class B shares of the Acquiring Portfolio, and no shares of such Acquiring Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). All such shares will, at the Exchange Date, be held by the shareholders of record of the Acquiring Portfolio as set forth on the books and records of the Acquiring Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Transferor Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquiring Portfolio shares, and the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio shares (other than as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquiring Portfolio (except pursuant to any existing conversion and exchange privileges described in the current prospectus and statement of additional information of the Acquiring Trust). All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Portfolio's prospectus and recognizing that under Massachusetts law, shareholders of a Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable.

    (h) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would materially adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (i) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (j) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof), an amendment to the Registration Statement of the Acquiring Trust on Form N-1A, certain "blue sky" securities law filings and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

    (k) REGULATED INVESTMENT COMPANY. The Acquiring Portfolio currently is, and will continue to be prior to, at and after the Exchange Date, qualified as a regulated investment company within the meaning of Section 851 of the Code.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR PORTFOLIO

The Transferor Trust, on behalf of the Transferor Portfolio, represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of the State of Delaware. The Transferor Portfolio and the Transferor Trust have all necessary federal, state and local authorization to own all of their properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statement of additional information of the Transferor Portfolio, dated September 15, 1999 and June 26, 2000, respectively, as supplemented through November 28, 2000, as filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of December 15, 2000 there were outstanding 28,726,632 Common Class shares, 2,594,464 Class A shares and 1,828,874 Class B shares of the TransferorPortfolio, and no shares of such Transferor Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Delaware law, shareholders of a Transferor Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Transferor Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing conversion and exchange privileges described in the current prospectus and statement of additional information of the Transferor Portfolio). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended September 30, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this

Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's financial statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to September 30, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since September 30, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would materially adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization, except the Transfer Agency Services Agreement and related fee waiver with PFPC Inc. dated October 28, 1999.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to the Transferor Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof and such as may be required for the dissolution of the Transferor Portfolio and the Transferor Trust.

    (m) REGULATED INVESTMENT COMPANY. The Transferor Portfolio currently is, and will continue to be prior to and at the Exchange Date, qualified as a regulated investment company within the meaning of Section 851 of the Code.

4. COVENANTS OF THE ACQUIRING PORTFOLIO

The Acquiring Trust, on behalf of the Acquiring Portfolio, covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file or has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and
(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Portfolio agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Portfolio shall furnish such data and information relating to the Acquiring Portfolio as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

5. COVENANTS OF THE TRANSFEROR PORTFOLIO

The Transferor Trust, on behalf of the Transferor Portfolio, covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Portfolio will cooperate with the Acquiring Portfolio and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in
Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Acquiring Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

    (c) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Portfolio agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (d) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR PORTFOLIO

The obligations of the Transferor Trust, on behalf of the Transferor Portfolio, with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Portfolio shall have complied with each of its covenants contained herein and each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein).

    (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as they relate to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of the Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of each of the Transferor Trust and the Acquiring Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and
(v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Trust, on behalf of the Acquiring Portfolio, with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Portfolio shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein).

    (c)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (d) TAX OPINION. The Acquiring Trust shall have received the Tax Opinion addressed to and in form and substance satisfactory to the Acquiring Trust.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by the Board of Trustees of each of the Acquiring Trust and the Transferor Trust amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Portfolio or the Acquiring Portfolio may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(c) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR PORTFOLIO. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio, the Acquiring Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Portfolio hereunder or a material covenant of the Acquiring Portfolio contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Portfolio.

    (d) TERMINATION BY THE ACQUIRING PORTFOLIO. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Portfolio, the Transferor Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Acquiring Portfolio hereunder or a material covenant of the Transferor Portfolio contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Portfolio.

    (e) TERMINATION BY EITHER TRUST. This Plan may be terminated by either the Acquiring Trust or the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees of such party determines that proceeding with this Plan is not in the best interests of the shareholders of (x) in the case of the Transferor Trust, the Transferor Portfolio or (y) in the case of the Acquiring Trust, the Acquiring Portfolio.

    (f) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

    The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees;
(vii) legal fees; (viii) solicitation costs relating to the Reorganization;
(ix) any insurance coverage provided for the trustees of the Transferor Trust;
(x) any payments to any service providers to the Transferor Portfolio in connection with the termination of the relationship with such service provider; and (xi) any out-of-pocket post-closing costs incurred by the Transferor Trust in connection with its dissolution or otherwise in connection with the Plan.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

    if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

                                          1211 Avenue of the Americas
                                          41st Floor
                                          New York, New York 10036

                                          WITH A COPY TO:
                                          Simpson Thacher & Bartlett
                                          425 Lexington Avenue
                                          New York, New York 10017
                                          Attention: Cynthia G. Cobden, Esq.

    if to the Transferor Trust (for itself or on behalf of the Transferor Portfolio):

                                          One Bush Street
                                          San Francisco, California 94104

                                          WITH A COPY TO:
                                          Howard Rice Nemerovski Canady Falk &
                                          Rabkin,
                                          A Professional Corporation
                                          Three Embarcadero Center
                                          Seventh Floor
                                          San Francisco, California 94111-4065
                                          Attention: Andre W. Brewster, Esq.

    if to The Chase Manhattan Bank:

                                          1211 Avenue of the Americas
                                          41st Floor
                                          New York, New York 10036

                                          WITH A COPY TO:
                                          Simpson Thacher & Bartlett
                                          425 Lexington Avenue
                                          New York, New York 10017
                                          Attention: Cynthia G. Cobden, Esq.

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Portfolio, the Transferor Trust, the Acquiring Portfolio and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    (d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (e) The name "Mutual Fund Investment Trust" is the designation of the Trustees of the Acquiring Trust under a Declaration of Trust dated October 1, 1996, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Trustees, officers, agents and shareholders of the Acquiring Trust assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

    (f) The name "Hambrecht & Quist Fund Trust" is the designation of the Trustees of the Transferor Trust under a Declaration of Trust dated June 7, 1999, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as none of the Trustees, officers, agents and shareholders of the Transferor Trust assume any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                        HAMBRECHT & QUIST FUND TRUST

                                        on behalf of the Transferor Portfolio

                                        By:
                                             -------------------------
                                             Name:
                                             Title:

                                        MUTUAL FUND INVESTMENT TRUST

                                        on behalf of the Acquiring Portfolio

                                        By:
                                             -------------------------
                                             Name:
                                             Title:

Agreed and acknowledged with respect to Section 9:

THE CHASE MANHATTAN BANK

By:
     -------------------------
     Name:
     Title:

                                  FORM N-14
                         PART B-ADDITIONAL INFORMATION
                        -------------------------------

                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                               C/O ONE BUSH STREET
                             SAN FRANCISCO, CA 94104
                                 (877) 613-7975

                   CHASE VISTA H&Q IPO & EMERGING COMPANY FUND
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                           1211 AVENUE OF THE AMERICAS
                                   41st FLOOR
                               NEW YORK, NY 10036
                                 (800) 5-CHASE-0

                       STATEMENT OF ADDITIONAL INFORMATION
                       (SPECIAL MEETING OF SHAREHOLDERS OF
                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST)

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated January 17, 2001 for the Special Meeting of Shareholders of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), to be held on February 15, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling H&Q IPO Fund at 1-877-613-7975.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/ Proxy Statement.

     Further information about MFIT and Chase Vista H&Q IPO & Emerging Company Fund is contained in MFIT's preliminary Statement of Additional Information dated January 17, 2001, which is incorporated herein by reference (the "MFIT Statement of Additional Information").

     The date of this Statement of Additional Information is January 17, 2001.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information............................................................1

Financial Statements...........................................................2

                               GENERAL INFORMATION

     The Shareholders of H&Q IPO Fund are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Plan") to be between Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Vista H&Q IPO Fund, and H&Q Trust, on behalf of H&Q IPO Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of H&Q IPO Fund to Chase Vista H&Q IPO Fund in exchange for shares issued by MFIT in Chase Vista H&Q IPO Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of H&Q IPO Fund that are outstanding immediately before the Effective Time of the Reorganization.

     Following the exchange, H&Q IPO Fund will make a liquidating distribution of Chase Vista H&Q IPO Fund shares to its shareholders, so that (a) a holder of Common Class or Class A Shares in H&Q IPO Fund will receive Class A Shares of Chase Vista H&Q IPO Fund and (b) a holder of Class B shares in H&Q Fund will receive Class B Shares in Chase Vista H&Q IPO Fund, in each case of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization. Upon completion of the Reorganization, H&Q Trust will be dissolved under state law and will de-register under the 1940 Act.

     A Special Meeting of shareholders of H&Q IPO Fund to consider the Reorganization Plan and the related transaction will be held at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036 on February 15, 2001 at 11:00 a.m. (Eastern time). For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The audited financial statements and notes thereto of H&Q IPO Fund contained in its Annual Report to Shareholders dated September 30, 2000, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in H&Q IPO Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements and notes thereto for H&Q IPO Fund for the fiscal year ended September 30, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

     Chase Vista H&Q IPO Fund was recently formed and has no assets. Therefore, as of December 31, 2000, Chase Vista H&Q IPO Fund has not prepared financial statements.

                                    FORM N-14

                           PART C - OTHER INFORMATION
                           --------------------------

ITEM 15. INDEMNIFICATION.

     Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.    EXHIBITS.

1           Declaration of Trust of MFIT. (1)

2           By-laws of MFIT. (1)

3           None

4 Form of Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy
            Statement.

5           Declaration of Trust and By-laws of MFIT. (1)

6(a) Form of Investment Advisory Agreement between Mutual Fund Investment Trust and Chase Fleming Asset Management (USA) Inc.

6(b)        Form of Investment Sub-Advisory Agreement.

7           Distribution and Sub-Administration Agreement.

8(a)        Retirement Plan for Eligible Trustees. (1)

8(b)        Deferred Compensation Plan for Eligible
            Trustees. (1)

9           Form of Custodian Services Agreement.

10(a)       Mutual Fund Investment Trust--Rule 18f-3 Multi-Class Plan.

10(b) Mutual Fund Investment Trust--Class A Shares Plan for Payment of Certain Expenses for Distribution on Shareholder Servicing Assistance.

10(c)       Class "B" Share Distribution Plan of Mutual Fund Investment Trust

11          None

12          Form of Opinion and Consent of Howard Rice
            Nemerovski Canady Falk & Rabkin, A
            Professional Corporation, as to tax consequences.

13(a)       Form of Transfer Agency Agreement. (1)

13(b)       Form of Administration and Accounting Services Agreement.

14          Consent of Independent Accountants.

15          None

16          None

17(a)       Forms of Proxy Card.

17(b)(i)    Prospectus for H&Q IPO & Emerging Company
            Fund (Common Class Shares) dated September
            15, 1999, as supplemented through November
            28, 2000.

17(b)(ii)   Prospectus for H&Q IPO & Emerging Company
            Fund Adviser Class (Class A and Class B Shares) dated September 15, 1999, as supplemented through November 28, 2000.

17(b)(iii)  Preliminary Prospectus for Chase Vista H&Q
            IPO & Emerging Company Fund (Class A Shares and Class B Shares) dated January 17, 2001.

17(c)       Statement of Additional Information of H&Q
            IPO & Emerging Company Fund, dated June 26,
            2000, as supplemented November 28, 2000.

17(d) Preliminary Statement of Additional Information of Chase Vista H&Q IPO & Emerging Company Fund dated January 17, 2001.

17(e)       Annual Report to Shareholders of H&Q IPO &
            Emerging Company Fund for the fiscal year ended
            September 30, 2000.

(1)         Previously filed with the Commission on
            December 30, 1997.

ITEM 17.    UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES
                                   ----------

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 17th day of January, 2001.

                                               MUTUAL FUND INVESTMENT TRUST
                                               Registrant


                                               BY: /s/ H. RICHARD VARTABEDIAN
                                                   H. Richard Vartabedian
                                                   President

         As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                                                                January 17, 2001

                                      /s/ FERGUS REID III
                                      Fergus Reid, III
                                      Chairman and Trustee

                                                                January 17, 2001

                                      /s/ H. RICHARD VARTABEDIAN
                                      H. Richard Vartabedian
                                      President and Trustee

                                                                January 17, 2001

                                      /s/ WILLIAM J. ARMSTRONG
                                      William J. Armstrong
                                      Trustee

                                                                January 17, 2001

                                      /s/ JOHN R. H. BLUM
                                      John R. H. Blum
                                      Trustee

                                                                January 17, 2001

                                      /s/ STUART W. CRAGIN, JR.
                                      Stuart W. Cragin, Jr.
                                      Trustee

                                                                January 17, 2001

                                      /s/ ROLAND R. EPPLEY, JR.
                                      Roland R. Eppley, Jr.
                                      Trustee

                                                                January 17, 2001

                                      /s/ JOSEPH J. HARKINS
                                      Joseph J. Harkins
                                      Trustee

                                                                January 17, 2001

                                      /s/ SARAH E. JONES
                                      Sarah E. Jones
                                      Trustee

                                                                January 17, 2001

                                      /s/ W.D. MACCALLAN
                                      W.D. MacCallan
                                      Trustee

                                                                January 17, 2001

                                      /s/ GEORGE E. MCDAVID
                                      George E. McDavid
                                      Trustee

                                                                January 17, 2001

                                      /s/ W. PERRY NEFF
                                      W. Perry Neff
                                      Trustee

                                                                January 17, 2001

                                      /s/ LEONARD M. SPALDING, JR.
                                      Leonard M. Spalding, Jr.
                                      Trustee

                                                                January 17, 2001

                                      /s/ IRVING L. THODE
                                      Irving L. Thode
                                      Trustee

                                                                January 17, 2001

                                      /s/ RICHARD E. TEN HAKEN
                                      Richard E. Ten Haken
                                      Trustee

                                                                January 17, 2001

                                      /s/ MARTIN R. DEAN
                                      Martin R. Dean
                                      Treasurer and Principal
                                      Financial Officer

                                    EXHIBITS INDEX


ITEM                    DESCRIPTION
----                    -----------

6(a) Form of Investment Advisory Agreement between Mutual Fund Investment Trust and Chase Fleming Asset Management (USA) Inc.

6(b)         Form of Investment Sub-Advisory Agreement.

7            Distribution and Sub-Administration Agreement.

9            Form of Custodian Services Agreement.

10(a)        Mutual Fund Investment Trust--Rule 18f-3 Multi-Class Plan.

10(b) Mutual Fund Investment Trust--Class A Shares Plan for Payment of Certain Expenses for Distribution on Shareholder Servicing Assistance.

10(c)        Class "B" Share Distribution Plan of Mutual Fund Investment Trust

12           Opinion and Consent of Howard Rice Nemerovski Canady Falk
             & Rabkin, A Professional Corporation, as to Tax Consequences.

13(b)        Form of Administration and Accounting Services Agreement.

14           Consent of Independent Accountants.

17(a)(i)     Form of Proxy Card for Common Class Shares.

17(a)(ii)    Form of Proxy Card for Class A Shares.

17(a)(iii)   Form of Proxy Card for Class B Shares.

17(b)(i) Prospectus for H&Q IPO & Emerging Company Fund (Common Class Shares) dated September 15, 1999, as supplemented through December 28, 2000.

17(b)(ii)    Prospectus for H&Q IPO & Emerging Company Fund Adviser Class
             (Class A and Class B Shares) dated September 15, 1999 as supplemented through December 28, 2000.

17(b)(iii)   Preliminary Prospectus for Chase Vista H&Q IPO & Emerging
             Company Fund (Class A Shares and Class B Shares) dated
             January 17, 2001.

17(c) Statement of Additional Information of H&Q IPO & Emerging Company Fund dated June 26, 2000, as supplemented
             November 28, 2000.

17(d) Preliminary Statement of Additional Information of Chase Vista H&Q IPO & Emerging Company Fund dated January 17, 2001.

17(e) Annual Report to Shareholders of H&Q IPO Fund for the fiscal year ended September 30, 2000.